SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]

Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-12

                                  AMSOUTH FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
        0-11.

        1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
        5) Total fee paid:
        ------------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
                                   ---------------------------------------------
         2) Form, Schedule or Registration Statement No.:
                                                         -----------------------
         3) Filing Party:
                         -------------------------------------------------------
         4) Date Filed:
                       ---------------------------------------------------------

                              AMSOUTH FUNDS [Logo]
                                3435 Stelzer Road
                               Columbus, OH 43219
August __, 2002

To the Shareholders:

Enclosed you will find several documents being provided to you in connection with a Special Meeting of Shareholders ("Meeting") of each series of AmSouth Funds, to be held at the offices of BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219, on October 15, 2002 at 10:00 a.m. (Eastern Time). We hope this material will receive your immediate attention and that, if you cannot attend the meeting in person, you will vote your proxy promptly.

The meeting is being held to obtain a vote to: (a) amend AmSouth Funds' Declaration of Trust; (b) change certain of the Funds' investment objectives and fundamental investment policies; (c) approve an Investment Sub-Advisory Agreement with respect to AmSouth Mid Cap Fund; (d) approve an Investment Sub-Advisory Agreement with respect to AmSouth International Equity Fund; (e) approve a policy to permit the Advisor and the Board of Trustees to enter into, or materially amend, Investment Sub-Advisory Agreements without obtaining shareholder approval; (f) approve an Amended Investment Advisory Agreement; and
(g) elect a Board of Trustees. Shareholders of each series of AmSouth Funds are being asked to vote on the proposals that affect their fund as outlined in the attached Proxy Statement.

THE TRUSTEES BELIEVE THAT THESE CHANGES ARE IN THE BEST INTERESTS OF EACH SERIES OF AMSOUTH FUNDS AND THEIR SHAREHOLDERS AND RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL THAT APPLIES TO YOUR FUND.

The Notice of Special Meeting of Shareholders, the accompanying Proxy Statement, and the proxy card for your fund are enclosed. Please read them carefully. If you are unable to attend the meeting in person, we urge you to sign, date, and return the proxy card (or vote by telephone or the Internet) so that your Shares may be voted in accordance with your instructions.

WE URGE YOU TO GIVE THE ENCLOSED MATERIAL YOUR PROMPT ATTENTION SO AS TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS AND TELEPHONE SOLICITATIONS.

Your vote is important to us. Thank you for taking the time to consider these important proposals.

                                          Sincerely yours,



                                          John F. Calvano
                                          President
                                          AmSouth Funds

                                  AMSOUTH FUNDS

                                3435 Stelzer Road
                              Columbus, Ohio 43219


                       -----------------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                October 15, 2002

                       -----------------------------------


To the Shareholders:

         A Special Meeting of Shareholders ("Meeting") of AmSouth Value Fund, AmSouth Small Cap Fund, AmSouth Equity Income Fund, AmSouth Balanced Fund, AmSouth Select Equity Fund, AmSouth Enhanced Market Fund, AmSouth Capital Growth Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, AmSouth International Equity Fund, AmSouth Strategic Portfolios: Growth Portfolio, AmSouth Strategic
Portfolios: Aggressive Growth Portfolio, AmSouth Strategic Portfolios: Growth and Income Portfolio, AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, AmSouth Bond Fund, AmSouth Limited Term Bond Fund, AmSouth Government Income Fund, AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund, AmSouth Limited Term U.S. Government Fund, AmSouth Tennessee Tax-Exempt Fund, AmSouth Limited Term Tennessee Tax-Exempt Fund, AmSouth Prime Money Market Fund, AmSouth U.S. Treasury Money Market Fund, AmSouth Tax-Exempt Money Market Fund, AmSouth Treasury Reserve Money Market Fund and AmSouth Institutional Prime Obligations Money Market Fund (each a "Fund"), each a series of AmSouth Funds, will be held at the offices of BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219, on October 15, 2002 at 10:00 a.m. (Eastern Time). The Meeting is being held for the following purposes:

         (1) To Authorize AmSouth Funds' Board of Trustees to Amend AmSouth Funds' Declaration of Trust;

         (2) To Approve Changes to Certain of the Funds' Investment Objectives and Fundamental Investment Policies;

         (3) FOR AMSOUTH MID CAP FUND SHAREHOLDERS ONLY: To Approve an Investment Sub-Advisory Agreement Between AmSouth Investment Management Company, LLC (the "Advisor") and OakBrook Investments, LLC with Respect to AmSouth Mid Cap Fund;

         (4) FOR AMSOUTH INTERNATIONAL EQUITY FUND SHAREHOLDERS ONLY: To Approve an Investment Sub-Advisory Agreement Between the Advisor and Dimensional Fund Advisors Inc. with Respect to AmSouth International Equity Fund;

         (5)   To  Approve  a Policy  to  Permit  the  Advisor  and the Board of
               Trustees  to  Enter  Into,   or  Materially   Amend,   Investment
               Sub-Advisory Agreements Without Obtaining Shareholder Approval;

         (6) To Approve an Amended Investment Advisory Agreement Between the Advisor and AmSouth Funds;

         (7)   To Elect a Board of Trustees; and

         (8) To Consider and Act Upon Any Other Business That May Properly Come Before the Meeting or Any Adjournments Thereof.

         The Proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Funds at the close of business on July 31, 2002. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

         (1) MAIL: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope;

         (2) TELEPHONE: Have your proxy card available. Vote by telephone by calling toll-free at 1-800-890-6903 from 9:00 a.m. to 8:00 p.m. (Eastern Time). Enter the 12-digit control number on the proxy card. (A confirmation of your telephone vote will be mailed to you.); or

         (3) INTERNET: Have your proxy card available. Vote on the Internet by accessing the website: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the website.


                                     By order of the Board of Trustees,

                                     ---------------------------------
                                     Rodney L. Ruehle

                                     ---------------------------------
                                     Secretary
                                     AmSouth Funds


Dated:  [_____________], 2002
Columbus, Ohio

--------------------------------------------------------------------------------
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES. ALTERNATIVELY, YOU MAY VOTE YOUR PROXY BY TELEPHONE OR ON THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                                  AMSOUTH FUNDS

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 1-800-451-8382

                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------


                         Special Meeting of Shareholders
                                October 15, 2002


                                  INTRODUCTION


         This Proxy Statement is being furnished to the shareholders of AmSouth Value Fund, AmSouth Small Cap Fund, AmSouth Equity Income Fund, AmSouth Balanced Fund, AmSouth Select Equity Fund, AmSouth Enhanced Market Fund, AmSouth Capital Growth Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, AmSouth International Equity Fund, AmSouth Strategic Portfolios: Aggressive Growth Portfolio, AmSouth Strategic Portfolios: Growth Portfolio, AmSouth Strategic Portfolios: Growth and Income Portfolio, AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, AmSouth Bond Fund, AmSouth Limited Term Bond Fund, AmSouth Government Income Fund, AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund, AmSouth Limited Term U.S. Government Fund, AmSouth Tennessee Tax-Exempt Fund, AmSouth Limited Term Tennessee Tax-Exempt Fund, AmSouth Prime Money Market Fund, AmSouth U.S. Treasury Money Market Fund, AmSouth Tax-Exempt Money Market Fund, AmSouth Treasury Reserve Money Market Fund and AmSouth Institutional Prime Obligations Money Market Fund (each a "Fund"), each a series of AmSouth Funds, a Massachusetts business trust, by the Board of Trustees ("Board") of AmSouth Funds in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof ("Meeting") to be held on October 15, 2002 at 10:00 a.m. (Eastern Time) at the offices of BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about August 23, 2002.

         As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following Proposals:

         (1) To Authorize AmSouth Funds' Board of Trustees to Amend AmSouth Funds' Declaration of Trust;

         (2) To Approve Changes to Certain of the Funds' Investment Objectives and Fundamental Investment Policies;

         (3) FOR AMSOUTH MID CAP FUND SHAREHOLDERS ONLY: To Approve an Investment Sub-Advisory Agreement Between AmSouth Investment Management Company, LLC (the "Advisor") and OakBrook Investments, LLC with Respect to AmSouth Mid Cap Fund;

         (4) FOR AMSOUTH INTERNATIONAL EQUITY FUND SHAREHOLDERS ONLY: To Approve an Investment Sub-Advisory Agreement Between the Advisor and Dimensional Fund Advisors Inc. with Respect to AmSouth International Equity Fund;

         (5)   To  Approve  a Policy  to  Permit  the  Advisor  and the Board of
               Trustees  to  Enter  Into,   or  Materially   Amend,   Investment
               Sub-Advisory Agreements Without Obtaining Shareholder Approval;

         (6) To Approve an Amended Investment Advisory Agreement Between the Advisor and AmSouth Funds;

         (7)   To Elect a Board of Trustees; and

         (8) To Consider and Act Upon Any Other Business That May Properly Come Before the Meeting or Any Adjournments Thereof.

         Summarized below are the Proposals that shareholders of each Fund are being asked to consider:

----------------------------------------- --------------------------------------------------------------

FUND                                      PROPOSAL
----------------------------------------- --------------------------------------------------------------
ALL AMSOUTH FUNDS                         1      To Authorize AmSouth Funds' Board of Trustees to
                                                 Amend AmSouth Funds' Declaration of Trust;

                                          2A     To Approve the Elimination of a Fundamental Policy on
                                                 Margin Purchases and Adopt a Non-Fundamental Policy
                                                 on Margin Purchases;

                                          2B     To Approve the Elimination of a Fundamental Policy on
                                                 Short Sales and Adopt a Non-Fundamental Policy on
                                                 Short Sales;

                                          2C     To Approve the Elimination of a Fundamental Policy on
                                                 Joint Trading Activities;

                                          2D     To Approve the Elimination of a Fundamental Policy on
                                                 Investing in Oil, Gas or Mineral Exploration or
                                                 Development Programs;

                                          5      To Approve a Policy to Permit the Advisor and the
                                                 Board of Trustees to Enter Into, or Materially Amend,
                                                 Investment Sub-Advisory Agreements Without Obtaining
                                                 Shareholder Approval;

                                          6      To Approve an Amended Investment Advisory Agreement
                                                 Between the Advisor and AmSouth Funds;

                                          7      To Elect a Board of Trustees.
----------------------------------------- --------------------------------------------------------------
AMSOUTH VALUE FUND                        2E     To Approve the Elimination of a Fundamental Policy on
AMSOUTH SMALL CAP FUND                           Investments in Other Investment Companies;
AMSOUTH EQUITY INCOME FUND
AMSOUTH BALANCED FUND                     2F     To Approve the Elimination of a Fundamental Policy on
AMSOUTH SELECT EQUITY FUND                       Investments for the Purpose of Exercising Control or
AMSOUTH ENHANCED MARKET FUND                     Management;
AMSOUTH BOND FUND
AMSOUTH LIMITED TERM BOND FUND            2G     To Approve the Elimination of a Fundamental Policy on
AMSOUTH GOVERNMENT INCOME FUND                   Fund Ownership of Securities Also Owned by Directors
AMSOUTH MUNICIPAL BOND FUND                      and Officers of Each Fund or Its Investment Advisor;
AMSOUTH FLORIDA TAX-EXEMPT FUND
AMSOUTH PRIME MONEY MARKET FUND           2H     To Approve the Elimination of a Fundamental Policy on
AMSOUTH TAX-EXEMPT MONEY MARKET FUND             Investing in Securities of Newly-Formed Issuers.
AMSOUTH INSTITUTIONAL PRIME
     OBLIGATIONS MONEY MARKET FUND

----------------------------------------- --------------------------------------------------------------


                                       3

----------------------------------------- --------------------------------------------------------------
AMSOUTH VALUE FUND                        2I     To Approve the Modification of a Fundamental Policy
AMSOUTH SMALL CAP FUND                           on Borrowing;
AMSOUTH EQUITY INCOME FUND
AMSOUTH BALANCED FUND                     2J     To Approve the Elimination of a Fundamental Policy on
AMSOUTH ENHANCED MARKET FUND                     Mortgaging or Pledging Securities.
AMSOUTH BOND FUND
AMSOUTH LIMITED TERM BOND FUND
AMSOUTH PRIME MONEY MARKET FUND
AMSOUTH U.S. TREASURY MONEY MARKET FUND
AMSOUTH TAX-EXEMPT MONEY MARKET FUND
AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS
     MONEY MARKET FUND

----------------------------------------- --------------------------------------------------------------
AMSOUTH VALUE FUND                        2K     To Approve the Modification of a Fundamental Policy
AMSOUTH SMALL CAP FUND                           on Lending to Permit Participation in an Inter-Fund
AMSOUTH EQUITY INCOME FUND                       Lending Program.
AMSOUTH BALANCED FUND
AMSOUTH ENHANCED MARKET FUND
AMSOUTH BOND FUND
AMSOUTH LIMITED TERM BOND FUND
AMSOUTH PRIME MONEY MARKET FUND
AMSOUTH U.S. TREASURY MONEY MARKET FUND
AMSOUTH TAX-EXEMPT MONEY MARKET FUND
AMSOUTH INSTITUTIONAL PRIME
     OBLIGATIONS MONEY MARKET FUND
AMSOUTH INTERNATIONAL EQUITY FUND
AMSOUTH MID CAP FUND
AMSOUTH LARGE CAP FUND
AMSOUTH CAPITAL GROWTH FUND
AMSOUTH  LIMITED TERM U.S. GOVERNMENT
     FUND
AMSOUTH TENNESSEE TAX-EXEMPT FUND
AMSOUTH LIMITED TERM TENNESSEE
     TAX-EXEMPT FUND
AMSOUTH TREASURY RESERVE MONEY
     MARKET FUND
AMSOUTH STRATEGIC PORTFOLIOS:
     AGGRESSIVE GROWTH PORTFOLIO
AMSOUTH STRATEGIC PORTFOLIOS:
     GROWTH PORTFOLIO
AMSOUTH STRATEGIC PORTFOLIOS:
     GROWTH AND INCOME PORTFOLIO
AMSOUTH STRATEGIC PORTFOLIOS:
     MODERATE GROWTH AND INCOME
     PORTFOLIO

----------------------------------------- --------------------------------------------------------------
AMSOUTH LARGE CAP FUND                    2L     To Approve the Modification of the Fund's Investment
                                                 Objective.
----------------------------------------- --------------------------------------------------------------
AMSOUTH MID CAP FUND                      3      To Approve an Investment Sub-Advisory Agreement
                                                 Between the Advisor and OakBrook Investments, LLC
                                                 with Respect to AmSouth Mid Cap Fund.
----------------------------------------- --------------------------------------------------------------


                                       4

----------------------------------------- --------------------------------------------------------------
AMSOUTH INTERNATIONAL EQUITY FUND         4      To Approve an Investment Sub-Advisory Agreement
                                                 Between the Advisor and Dimensional Fund Advisors
                                                 Inc. with Respect to AmSouth International Equity
                                                 Fund.
----------------------------------------- --------------------------------------------------------------

         If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by AmSouth Funds, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" Proposals (1) through (7) listed above, and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

         The close of business on July 31, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting ("Record Date").

         Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the following numbers of shares were outstanding with respect to each class of each Fund:

------------------------------------------------------------------------------
        FUND                                   NUMBER OF SHARES
                                               OUTSTANDING
------------------------------------------------------------------------------
        Value Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Small Cap Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Equity Income Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------

------------------------------------------------------------------------------
        FUND                                   NUMBER OF SHARES
                                               OUTSTANDING
------------------------------------------------------------------------------
        Balanced Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Select Equity Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Enhanced Market Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Capital Growth Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Mid Cap Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        International Equity Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------

------------------------------------------------------------------------------
        FUND                                   NUMBER OF SHARES
                                               OUTSTANDING
------------------------------------------------------------------------------
        Aggressive Growth Portfolio
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Growth Portfolio
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Growth and Income Portfolio
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Moderate Growth and Income Portfolio
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Bond Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Limited Term Bond Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------

------------------------------------------------------------------------------
        FUND                                   NUMBER OF SHARES
                                               OUTSTANDING
------------------------------------------------------------------------------
        Government Income Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Municipal Bond Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Florida Tax-Exempt Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Limited Term U.S. Government Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Tennessee Tax-Exempt Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Limited Term Tennessee Tax-Exempt Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------

------------------------------------------------------------------------------
        FUND                                   NUMBER OF SHARES
                                               OUTSTANDING
------------------------------------------------------------------------------
        Prime Money Market Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        U.S. Treasury Money Market Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Class B Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Tax-Exempt Money Market Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Treasury Reserve Money Market Fund
------------------------------------------------------------------------------
    Class A Shares
------------------------------------------------------------------------------
    Trust Shares
------------------------------------------------------------------------------
        Institutional Prime Obligations Money
        Market Fund
------------------------------------------------------------------------------
    Class I Shares
------------------------------------------------------------------------------
    Class II Shares
------------------------------------------------------------------------------
    Class III Shares
------------------------------------------------------------------------------
        Institutional U.S. Treasury Fund
------------------------------------------------------------------------------
    Class I Shares
------------------------------------------------------------------------------
    Class II Shares
------------------------------------------------------------------------------
    Class III Shares
------------------------------------------------------------------------------

        In addition, to AmSouth Funds' knowledge, as of the Record Date, the following are all of the beneficial owners of more than 5% of the outstanding shares of any class of each Fund:

                                                                                                      PERCENTAGE OF
                                                NAME AND ADDRESS OF            NUMBER OF SHARES       CLASS OF THE
            FUND AND CLASS                       BENEFICIAL OWNER             OWNED BENEFICIALLY       FUND OWNED
--------------------------------------- ------------------------------------ ---------------------- ------------------
--------------------------------------- ------------------------------------ ---------------------- ------------------

--------------------------------------- ------------------------------------ ---------------------- ------------------

--------------------------------------- ------------------------------------ ---------------------- ------------------

--------------------------------------- ------------------------------------ ---------------------- ------------------

--------------------------------------- ------------------------------------ ---------------------- ------------------

--------------------------------------- ------------------------------------ ---------------------- ------------------

--------------------------------------- ------------------------------------ ---------------------- ------------------

--------------------------------------- ------------------------------------ ---------------------- ------------------

--------------------------------------- ------------------------------------ ---------------------- ------------------

--------------------------------------- ------------------------------------ ---------------------- ------------------

         As of the Record Date, the Trustees and officers of AmSouth Funds, as a group, beneficially or of record owned less than 1% of the outstanding shares of each class of each Fund.

         The Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph or in person by regular employees of AmSouth Investment Management Company, LLC (the "Advisor"). All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses will be borne equally by the Funds and Advisor.

         REQUIRED VOTE: The presence at the Meeting, in person or by proxy, of shareholders entitled to cast A MAJORITY of each Fund's outstanding shares is required for a quorum. In the event that a quorum is present at the Meeting but sufficient votes to approve the new item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Accordingly, abstentions and broker non-votes effectively will be a vote against an adjournment because the required vote is a percentage of the shares present at the Meeting, but will have no impact on the Proposal to elect Trustees because the required vote is a plurality of the votes cast at the Meeting.

         COPIES OF AMSOUTH FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY OBTAIN A FREE COPY OF AMSOUTH FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED JULY 31, 2001, INCLUDING AUDITED FINANCIAL STATEMENTS, AND/OR AMSOUTH FUNDS' SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JANUARY 31, 2002, BY CALLING TOLL-FREE AT 1-800-451-8382 OR BY MAILING A WRITTEN REQUEST TO AMSOUTH FUNDS, P.O. BOX 182733, COLUMBUS, OHIO 43218-2733.

PROPOSAL 1: TO AUTHORIZE AMSOUTH FUNDS' BOARD OF TRUSTEES TO AMEND AMSOUTH FUNDS' DECLARATION OF TRUST.

         At a  meeting  on June 18,  2002,  AmSouth  Funds'  Board  of  Trustees
("Board") unanimously approved, subject to shareholder authorization, an amendment ("Trust Amendment") to AmSouth Funds' Amended and Restated Declaration of Trust ("Declaration of Trust") that would generally allow the Board to reorganize the Trust, or a series or a class thereof, without first obtaining shareholder approval or authorization. The Trust Amendment would provide the Board greater flexibility and, subject to applicable requirements of the Investment Company Act of 1940 ("1940 Act") and Massachusetts law, broader authority to act. It would allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, allow the Funds to operate in a more efficient and economical manner. Adoption of the Trust Amendment would not alter in any way the Board's existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Trust Amendment might afford, the Board must still first consider the shareholders' interests and then act in accordance with such interests.

         REORGANIZATION OF THE TRUST OR ITS SERIES OR CLASSES. The Trust Amendment would generally permit the Board, subject to applicable federal and state law, to reorganize all or a portion of the Trust or any of its series or classes. The Declaration of Trust currently requires shareholder approval in connection with the reorganization of the Trust or any of its series.

         Under certain circumstances, it may not be in the shareholders' interest to require a shareholder vote for the Trust or a series or class thereof to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Board may determine that it would be in the shareholders' interests to reorganize a Fund, to domicile it in another state or to change its legal form. Under the existing Declaration of Trust, the Board cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the Trust Amendment would give the Board the flexibility to reorganize all or a portion of the Trust or any of its series or classes, and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust and its series operate under the most appropriate form of organization.

         As discussed above, the Trust Amendment would in no way alter the Board's fiduciary obligations to act with due care and in the shareholders' best interests. Before allowing a Trust, series, or class reorganization to proceed without shareholder approval, the Board would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Board's increased authority under the Trust Amendment also would be subject to any applicable requirements of the 1940 Act and
Massachusetts law. In all cases, the Trust Amendment would require that shareholders receive written notification of any proposed transaction.

         CONCLUSION. The Board has concluded that the Trust Amendment is in the best interests of AmSouth Funds and its shareholders. Accordingly, the Board unanimously recommends that the shareholders vote FOR the Proposal authorizing the Board to amend the Declaration of Trust by adding the Trust Amendment. If the Proposal is not approved, the Declaration of Trust will remain unchanged and in effect.

         REQUIRED VOTE. Approval of Proposal 1 requires the affirmative vote of a majority of all shares voted on Proposal 1.


                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

                          ----------------------------


PROPOSAL 2: TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES AND OBJECTIVES OF THE FUNDS.

FOR  PURPOSES OF THIS  PROPOSAL  ONLY,  THE FUNDS ARE DIVIDED INTO TWO GROUPS AS
FOLLOWS:

GROUP A FUNDS                                                GROUP B FUNDS

AMSOUTH VALUE FUND                                           AMSOUTH INTERNATIONAL EQUITY FUND
AMSOUTH SMALL CAP FUND                                       AMSOUTH MID CAP FUND
AMSOUTH EQUITY INCOME FUND                                   AMSOUTH LARGE CAP FUND
AMSOUTH BALANCED FUND                                        AMSOUTH CAPITAL GROWTH FUND
AMSOUTH SELECT EQUITY FUND                                   AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND
AMSOUTH ENHANCED MARKET FUND                                 AMSOUTH TENNESSEE TAX-EXEMPT FUND
AMSOUTH BOND FUND                                            AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND
AMSOUTH LIMITED TERM BOND FUND                               AMSOUTH TREASURY RESERVE MONEY MARKET FUND
AMSOUTH GOVERNMENT INCOME FUND                               AMSOUTH STRATEGIC PORTFOLIOS:
AMSOUTH MUNICIPAL BOND FUND                                  AGGRESSIVE GROWTH PORTFOLIO
AMSOUTH FLORIDA TAX-EXEMPT FUND                              AMSOUTH STRATEGIC PORTFOLIOS:
AMSOUTH PRIME MONEY MARKET FUND                              GROWTH PORTFOLIO
AMSOUTH U.S. TREASURY MONEY MARKET FUND                      AMSOUTH STRATEGIC PORTFOLIOS:
AMSOUTH TAX-EXEMPT MONEY MARKET FUND                         GROWTH AND INCOME PORTFOLIO
AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND    AMSOUTH STRATEGIC PORTFOLIOS:
                                                             MODERATE GROWTH AND INCOME PORTFOLIO

         At a meeting on June 18, 2002, the Board unanimously approved, subject to shareholder approval, changes to certain Funds' fundamental investment policies. Changes are proposed for each Fund, but some of the proposed changes apply only to certain Funds. See the individual sub-proposals below for a listing of the Funds to which each specific change applies.

         REASONS FOR THE PROPOSED CHANGES. As required by the 1940 Act, each Fund has adopted certain fundamental investment policies ("fundamental policies"), which are set forth in the Fund's Statement of Additional
Information. These fundamental policies may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

         Certain of the fundamental policies that the Funds have adopted in the past reflect business or industry conditions or statutory or regulatory requirements that are no longer in effect. Other fundamental policies reflect regulatory requirements that remain in effect, but which are not required to be stated as fundamental, or in some cases even as non-fundamental policies. Also, on October 11, 1996, the National Securities Markets Improvement Act of 1996 ("NSMIA") was enacted. NSMIA created a national system of regulating mutual funds by preempting certain state securities or "blue sky" laws that apply to mutual funds. Therefore, certain of the fundamental policies reflect state regulatory requirements with which the Funds are no longer required to comply.

         Accordingly, the Board has approved revisions to certain of the Funds' fundamental policies in order to modernize a number of the investment policies that are required to be fundamental and to eliminate certain fundamental policies that are not legally required. In some instances, if an existing fundamental policy is eliminated because it is no longer required to be fundamental, the Fund intends to implement a similar policy as a non-fundamental policy.

         The Board believes that, by reducing the number of investment policies that can be changed only by shareholder vote, each Fund will be able to avoid the costs and delays associated with a shareholder meeting when making changes to its investment policies that, at a future time, the Board may consider desirable. Although the proposed changes in the Funds' fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result, at this time, in a material change in the level of investment risk associated with an investment in any Fund.

         The text and a summary description of each proposed change to the affected Funds' fundamental policies are set forth below. For purposes of the discussion of each proposed change, the term "Trust" applies to AmSouth Funds and the terms "Fund" or "Funds" refer only to those Funds named as to which the change applies.

         Shareholders should refer to Appendix A to this Proxy Statement for the text of the existing fundamental policies that are proposed to be amended or eliminated. Shareholders should note, however, that, for some Funds, certain of the fundamental policies that are treated separately below currently are combined within a single fundamental policy.

         The text below also describes those non-fundamental policies that the Funds intend to implement in conjunction with the elimination of fundamental policies under this Proposal. To the extent that a current fundamental policy is replaced by a non-fundamental policy, such policy could in the future be changed by the Board without approval of the affected shareholders, subject to disclosure to existing and prospective investors, as may be required by law.

         If approved by shareholders of the affected Fund, the modification or elimination of a fundamental policy and, if applicable, the implementation of a new non-fundamental policy shall become operative concurrently with the effectiveness of an amendment to the Fund's registration statement describing the change. If a Proposal is not approved as to a particular Fund, that Fund's current policy with regard to that Proposal will remain unchanged.

PROPOSALS 2A THROUGH 2D APPLY TO ALL AMSOUTH FUNDS

2A. TO ELIMINATE A FUNDAMENTAL POLICY ON MARGIN PURCHASES AND ADOPT A NON-FUNDAMENTAL POLICY ON MARGIN PURCHASES.

         Each Fund's current fundamental policy on buying on margin is as follows:

         The Fund may not purchase securities on margin.

         The  Board  recommends  that   shareholders   vote  to  eliminate  this
fundamental policy. If the Proposal is approved by shareholders, the Board will adopt the following non-fundamental policy for each Fund:

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and except that the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

         The 1940 Act makes it unlawful for a Fund to purchase securities on margin except for such short-term credits as necessary for the clearance of transactions and except as the Securities and Exchange Commission ("SEC") may prescribe. However, the 1940 Act does not require that this be stated as a fundamental policy. If this Proposal is approved by the shareholders of a Fund, the Fund will implement the proposed non-fundamental policy set forth above. The proposed non-fundamental policy permits a Fund to purchase securities on margin under certain circumstances and makes clear that short-term credits necessary for the clearance of transactions and margin payments and other deposits made in connection with financial instruments are not considered purchasing securities on margin. The Board believes that elimination of the fundamental policy and adoption of the non-fundamental policy will provide the Funds with greater investment flexibility.

         REQUIRED VOTE. Approval of Proposal 2A requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2A.

2B.      TO  ELIMINATE  A  FUNDAMENTAL   POLICY  ON  SHORT  SALES  AND  ADOPT  A
         NON-FUNDAMENTAL POLICY ON SHORT SALES.

         Each Fund's current fundamental policy on selling short is as follows:

         The Fund may not sell securities short.

         The  Board  recommends  that   shareholders   vote  to  eliminate  this
fundamental policy. If the Proposal is approved by shareholders, the Board will adopt the following non-fundamental policy for each Fund:

         The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short); however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

         The 1940 Act makes it unlawful for a Fund to effect a short sale of any security, except in connection with an underwriting in which the Fund is a participant and except as the SEC may prescribe. However, the 1940 Act does not require that this be stated as a fundamental policy. The proposed non-fundamental policy outlines exceptions to the policy, which generally prohibits a Fund from selling securities short. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental policy permits short sales "against the box," when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits a Fund to borrow a security on a short-term basis and to enter into short positions in a variety of financial instruments. The Board believes that elimination of the fundamental policy and adoption of the non-fundamental policy will provide the Funds with greater investment flexibility.

         REQUIRED VOTE. Approval of Proposal 2B requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2B.

2C.      TO ELIMINATE A FUNDAMENTAL POLICY ON JOINT TRADING ACTIVITIES.

         Each Fund's current fundamental policy on joint trading activities is as follows:

         The Fund may not participate on a joint or joint and several basis in any securities trading account.

         The Board recommends that shareholders vote to eliminate this fundamental policy. This policy was derived from state "blue sky" laws that have been preempted by amendments of federal securities laws. The concerns that this policy was designed to address are sufficiently safeguarded against by provisions of the 1940 Act, applicable to the Funds, which makes it unlawful for a registered investment company to participate on a joint or a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. The 1940 Act does not, however, require that this limitation be stated as a fundamental policy. Accordingly, the Board recommends that this policy be eliminated.

         REQUIRED VOTE. Approval of Proposal 2C requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2C.

2D. TO ELIMINATE A FUNDAMENTAL POLICY ON INVESTING IN OIL, GAS OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS.

         Each Fund's current fundamental policy on investing in oil, gas or mineral exploration or development programs is as follows:

         The Fund may not invest in oil, gas or mineral exploration or development programs.

         The  Board  recommends  that   shareholders   vote  to  eliminate  this
fundamental policy. Investments in oil, gas or mineral exploration or development programs are not prohibited for mutual funds by the 1940 Act, but were, in the past, prohibited by some state "blue sky" regulations that have been preempted by amendments of federal securities laws. The Board recommends that shareholders vote to eliminate this fundamental policy to provide greater investment flexibility.

         REQUIRED VOTE. Approval of Proposal 2D requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2D.

PROPOSALS 2E THROUGH 2H APPLY TO ALL GROUP A FUNDS

2E. TO ELIMINATE A FUNDAMENTAL POLICY ON INVESTMENTS IN OTHER INVESTMENT COMPANIES.

         Each Fund's current fundamental policy regarding investing in other investment companies is as follows:

         The Fund may not invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets.

         The  Board  recommends  that   shareholders   vote  to  eliminate  this
fundamental policy. If the Proposal is approved by shareholders, the Board will adopt the following non-fundamental policy for each Fund:

         The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

         The 1940 Act limits a Fund's ability to invest in other investment companies. However, a Fund is not required to have a fundamental policy on this subject. In order to maximize a Fund's flexibility in the event of future changes in federal securities law, regulations or policies, the Board believes that the Funds' policies on investments in other investment companies should be made non-fundamental.

         The non-fundamental policy adopted by the Board will allow investments in other investment companies to the full extent permitted under the 1940 Act. The Board believes that investments in other investment companies may be desirable under certain circumstances. For example, temporary investments of cash reserves in money market funds or other pooled investment vehicles may provide a combination of diversification and return that otherwise would not be available. Also, for Funds that invest outside the United States, certain equity securities are available to foreign investors only through investments in local investment companies.

         REQUIRED VOTE. Approval of Proposal 2E requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2E.

2F. TO ELIMINATE A FUNDAMENTAL POLICY ON INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

         Each Fund's current fundamental policy regarding investing in companies for the purpose of exercising control or management is as follows:

         The Fund may not invest in any company for the purpose of exercising control or management.

         The Board recommends that shareholders vote to eliminate this fundamental policy. There is no legal requirement that a Fund have an affirmative policy on investment for the purpose of exercising control or management if it does not intend to make investments for the purpose of exercising control or management. By eliminating this policy, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interests of a Fund and its shareholders.

         REQUIRED VOTE. Approval of Proposal 2F requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2F.

2G. TO ELIMINATE A FUNDAMENTAL POLICY ON FUND OWNERSHIP OF SECURITIES ALSO OWNED BY DIRECTORS AND OFFICERS OF EACH FUND OR ITS INVESTMENT ADVISOR.

         Each Fund's current fundamental policy concerning Fund ownership of securities also owned by directors and officers of each Fund or its investment advisor is as follows:

         The Fund may not purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment advisor owning beneficially more than one half of one percent of the securities of such issuer together own beneficially more than 5 percent of such securities.

         The Board recommends that shareholders vote to eliminate this fundamental policy. Funds are not legally required to have a fundamental policy limiting or prohibiting the purchases of securities of companies that are also owned by affiliated parties of the Fund. This policy was derived from state "blue sky" laws that have been preempted by amendments of federal securities laws. The concerns that this policy was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the Funds, as well as by each Fund's other investment policies. Specifically, to the extent this policy seeks to limit possible conflicts of interest arising out of transactions with affiliated parties, the policy is unnecessary and unduly burdensome because the Funds are subject to the extensive affiliated transaction provisions of the 1940 Act. Because this policy does not provide any additional protections to shareholders and may hinder the Board in pursuing investment strategies that may be advantageous to a Fund, the Board recommends that this policy be eliminated.

         REQUIRED VOTE. Approval of Proposal 2G requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2G.

2H. TO ELIMINATE A FUNDAMENTAL POLICY ON INVESTING IN SECURITIES OF NEWLY-FORMED ISSUERS.

         The fundamental policy for the GROUP A FUNDS (except for AMSOUTH TAX-EXEMPT MONEY MARKET FUND, AMSOUTH FLORIDA TAX-EXEMPT FUND and AMSOUTH MUNICIPAL BOND FUND) on investing in the securities of newly-formed issuers is as follows:

         The Fund may not invest more than 10% of total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation.

         The fundamental policy for the AMSOUTH TAX-EXEMPT MONEY MARKET FUND, AMSOUTH FLORIDA TAX-EXEMPT FUND and AMSOUTH MUNICIPAL BOND FUND on investing in the securities of newly-formed issuers is as follows:

         The Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years continuous operation.

         The Board recommends that shareholders vote to eliminate this fundamental policy. This policy was derived from a state "blue sky" requirement that has been preempted by amendments of federal securities laws. Companies with less than three years of continuous operation are typically referred to as newly-formed issuers or "unseasoned issuers." Because newly-formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than securities of established companies. The Board believes that elimination of this fundamental policy will provide the Funds with greater investment flexibility. If this proposed revision is approved, the Funds could invest in the securities of newly-formed issuers in accordance with their respective investment objectives, policies and limitations.

         REQUIRED VOTE. Approval of Proposal 2H requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2H.

PROPOSALS 2I AND 2J APPLY TO GROUP A FUNDS (EXCEPT FOR AMSOUTH SELECT EQUITY FUND, AMSOUTH GOVERNMENT INCOME FUND, AMSOUTH MUNICIPAL BOND FUND AND AMSOUTH FLORIDA TAX-EXEMPT FUND)

2I.      TO MODIFY A FUNDAMENTAL POLICY ON BORROWING.

         The current fundamental policy on borrowing is as follows:

         The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing.

         The Board recommends that shareholders vote to modify the policy set forth above and replace it with the following:

         The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

         The purpose of the Proposal is to conform the policy to other AmSouth Funds and to the 1940 Act requirements for borrowing. Currently, this fundamental policy is significantly more restrictive than the policies required by the 1940 Act. Consistent with 1940 Act requirements, the Proposal increases from 10% to 33 1/3% the amount those Funds may borrow as a percentage of their total assets.

         REQUIRED VOTE. Approval of Proposal 2I requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2I.

2J.      TO ELIMINATE A FUNDAMENTAL POLICY ON MORTGAGING OR PLEDGING SECURITIES.

         Each Fund's current fundamental policy on mortgaging or pledging securities is as follows:

         The Fund may not mortgage, pledge or hypothecate any assets except in connection with any borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of its borrowing.

         The  Board  recommends  that   shareholders   vote  to  eliminate  this
fundamental policy. If this Proposal is approved by shareholders, the Board will adopt the following non-fundamental policy for each Fund:

         The Fund may not pledge its assets in connection with any permitted borrowings. However, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

         The purpose of this Proposal is to permit a Fund to mortgage or pledge its securities or other assets under certain circumstances. The fundamental policy was derived from state "blue sky" laws that have been preempted by amendments of federal securities laws. If this Proposal is approved by the shareholders of a Fund, that Fund intends to implement a non-fundamental policy that would clarify the circumstances under which a Fund may pledge or mortgage its securities. The non-fundamental policy would prohibit the pledging of assets in connection with borrowings and would make clear that assets deposited or segregated in connection with transactions in options, futures contracts, forward contracts, swaps and other derivative instruments are not subject to the policy. Each Fund would eliminate its current fundamental policy regarding mortgaging or pledging securities or other assets and implement the non-fundamental policy set forth above which could be changed by the Board of the Fund without the approval of shareholders of that Fund.

         REQUIRED VOTE. Approval of Proposal 2J requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2J.

PROPOSAL 2K APPLIES TO GROUP A FUNDS (EXCEPT FOR AMSOUTH SELECT EQUITY FUND, AMSOUTH GOVERNMENT INCOME FUND, AMSOUTH MUNICIPAL BOND FUND, AMSOUTH FLORIDA TAX-EXEMPT FUND) AND ALL GROUP B FUNDS

2K. TO MODIFY A FUNDAMENTAL POLICY ON LENDING TO PERMIT PARTICIPATION IN AN INTER-FUND LENDING PROGRAM.

         Each Fund's fundamental policy on lending is as follows:

         The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend Fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

         The Board recommends that shareholders vote to modify the fundamental policy set forth above and replace it with the following:

         The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Funds may directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with an order of exemption from the Securities and Exchange Commission and any conditions thereto, will not be considered the making of a loan.

DESCRIPTION OF THE PROPOSED INTER-FUND LENDING PROGRAM

         At a meeting on June 18, 2002, the Board unanimously approved the preparation and filing of an application for exemptive relief that would permit each Fund to participate in a credit facility whereby each Fund, under certain conditions, would be permitted to lend money directly to and borrow directly from other Funds for temporary purposes. It is anticipated that the credit facility will provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

         The credit facility would both reduce the Funds' potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lendings. Although the proposed credit facility would reduce the Funds' need to borrow from banks, the Funds would be free to continue existing lines of credit or establish new lines of credit or other borrowing arrangements with banks.

         While bank borrowings generally could supply needed cash to cover unanticipated redemptions, the borrowing Funds would incur commitment fees and/or other charges involved in obtaining a bank loan. Under the proposed credit facility, a borrowing Fund would pay lower interest rates than would be payable under short-term loans offered by banks. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a rate higher than they otherwise would earn by investing their cash in repurchase agreements or purchasing shares of a money market fund. Thus, the proposed credit facility would benefit both borrowing and lending Funds.

         The method of allocating borrowing demand and available cash for lending among the Funds and related administrative procedures would be approved by the Board, including a majority of the Trustees, who are not interested persons of AmSouth Funds as defined by Section 2(a)(19) of the 1940 Act, to ensure that both borrowing and lending Funds participate on an equitable basis. The Advisor would report quarterly to the Board on the participation of the various Funds in the credit facility. The Board would review at least quarterly each Fund's participation in the credit facility to ensure that transactions are effected in compliance with the SEC exemptive order permitting such transactions, and would review at least annually the continuing appropriateness of (i) the administrative procedures, (ii) the interest rate to be charged to the Funds on any loan made pursuant to the proposed credit facility, and (iii) the Funds' participation in the proposed credit facility.

         The Advisor would (i) monitor the interest rates charged and the other terms and conditions of the loans, (ii) limit the borrowings and loans entered into by each Fund to ensure that they comply with the Fund's investment policies and limitations, (iii) ensure equitable treatment of each Fund, and (iv) make quarterly reports to the Board concerning any transactions by the Funds under the credit facility and the interest rates charged. The Advisor would also administer the credit facility as part of its duties under its existing contract with each Fund and would receive no additional fee as compensation for its services.

         There is no guarantee that the Funds will receive exemptive relief from the SEC to permit the Funds to participate in the inter-fund lending program.

         REQUIRED VOTE. Approval of Proposal 2K requires the affirmative vote of a majority of all shares of each Fund voted on Proposal 2K.

PROPOSAL 2L APPLIES TO AMSOUTH LARGE CAP FUND

2L.      TO MODIFY THE INVESTMENT OBJECTIVE OF AMSOUTH LARGE CAP FUND.

         The investment objective of AmSouth Large Cap Fund ("Large Cap Fund") is:

         "to provide investors with long-term capital appreciation and, as a secondary objective, current income."

         The Board  recommends  that  shareholders  vote to modify the Large Cap
Fund's  investment   objective  to  eliminate  current  income  as  a  secondary objective. As modified, the Large Cap Fund's investment objective would be:

         "to provide investors with long-term capital appreciation."

         This Proposal is intended to simplify the Large Cap Fund's investment objective, and make it more comparable to those of other mutual funds with similar investment strategies. The proposed change to the Large Cap Fund's investment objective does not reflect any current or contemplated change in the investment policies of the Fund, and it is not intended to reflect any change in the level of risk associated with an investment in the Fund. Consistent with the Fund's existing investment policy, the Fund invests primarily in equity securities of large U.S. companies with market capitalizations over $1 billion that the Advisor believes have the potential to provide capital appreciation and growth of income. This policy would be modified slightly by this Proposal. The Fund would continue to invest primarily in equity securities of large U.S. companies with market capitalizations over $1 billion. However, the Fund would invest primarily in those securities that the Advisor believes have the potential to provide capital appreciation, without regard to income.

         REQUIRED VOTE. Approval of Proposal 2L requires the affirmative vote of a majority of all shares of the Large Cap Fund voted on Proposal 2L.


               THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND
                   VOTE "FOR" EACH SUB-SECTION OF PROPOSAL 2.

                          ----------------------------

PROPOSAL 3: FOR AMSOUTH MID CAP FUND SHAREHOLDERS ONLY: TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISOR AND OAKBROOK INVESTMENTS, LLC WITH RESPECT TO AMSOUTH MID CAP FUND.

         At a meeting on June 18, 2002, the Board unanimously approved, subject to shareholder approval, a new Sub-Advisory Agreement ("New Agreement") between the Advisor and OakBrook Investments, LLC ("OakBrook") with regard to AmSouth Mid Cap Fund ("Mid Cap Fund").

         Until June 20, 2002, Bennett Lawrence Management LLC ("Bennett Lawrence") served as investment sub-advisor to the Mid Cap Fund pursuant to an investment sub-advisory agreement ("Prior Agreement") dated May 12, 2001, and approved by Mid Cap Fund shareholders on March 10, 2000. Effective on June 20, 2002, the Board, upon the Advisor's recommendation, terminated the Prior Agreement with Bennett Lawrence with respect to the Mid Cap Fund. This decision was based upon the Advisor's and the Board's desire for the Mid Cap Fund to reflect a definite mid cap, blended investment style as opposed to the more aggressive, narrowly focused and growth-oriented approach utilized by Bennett Lawrence. While the Mid Cap Fund's investment objective, primary investment strategies and investment restrictions are not expected to change by virtue of terminating the Prior Agreement, the Advisor anticipates that the Mid Cap Fund will in the future pursue its investment objective using a more value-oriented style that will be better integrated with the array of diversified equity offerings sponsored by the Advisor.

         The Advisor proposed to the Board that OakBrook provide investment sub-advisory services for the Mid Cap Fund following the termination of the Prior Agreement. Ordinarily, the 1940 Act requires that shareholder approval must be obtained before an investment sub-advisory agreement takes effect. However, at the June 18th meeting, the Board also approved an interim investment sub-advisory agreement ("Interim Agreement") between the Advisor and OakBrook, pursuant to which, effective June 20, 2002, OakBrook began serving as investment sub-advisor to the Mid Cap Fund, pending shareholder approval of the New Agreement. The Interim Agreement and the New Agreement are identical, except as to their duration. In accordance with Rule 15a-4 of the 1940 Act, the Interim Agreement, which is effective for 150 days, will terminate upon shareholder approval of the New Agreement and the execution of the New Agreement by the Advisor and OakBrook.

         At the June 18th meeting, the Board considered whether it was in the best interests of the Mid Cap Fund and its shareholders to approve the Interim Agreement and the New Agreement between the Advisor and OakBrook with respect to the Mid Cap Fund. In light of the information presented for its consideration, the Board determined that each agreement was in the best interests of the Mid Cap Fund and its shareholders and authorized submission of the New Agreement for approval by the Mid Cap Fund's shareholders, as required by applicable law.

         A form of the New Agreement is attached as Appendix B.

THE NEW AGREEMENT

         Under the New Agreement, OakBrook would be responsible, subject to supervision by the Advisor, for the investment management of all or a designated portion of the Mid Cap Fund's assets, including making investment decisions, placing orders for purchase and sale of Fund investments, and for other related transactions. The New Agreement recognizes that OakBrook, under certain circumstances, may pay higher brokerage commissions by executing portfolio transactions with brokers that provide research, statistical or pricing services. The New Agreement also provides that OakBrook will maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder on behalf of the Mid Cap Fund.

         The New Agreement provides that OakBrook will not be liable for any error of judgment or mistake of law or for any loss suffered by the Mid Cap Fund, its shareholders, AmSouth Funds or the Advisor in connection with the matters to which the New Agreement relates. However, the New Agreement provides that OakBrook will be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or for a loss resulting from willful misfeasance, bad faith or gross negligence by OakBrook in the performance of its duties or the reckless disregard by OakBrook of its obligations and duties under the New Agreement.

         OakBrook has agreed to indemnify, defend and hold harmless the Advisor, AmSouth Funds, the Mid Cap Fund and their Trustees, officers and shareholders, from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys' fees) arising or resulting from OakBrook's willful misfeasance, bad faith, or gross negligence in the performance of its duties or from OakBrook's reckless disregard of its obligations and duties under the New Agreement.

         The New Agreement may be terminated, without penalty, by (i) the Board;
(ii) a vote of a majority of the outstanding voting securities of the Mid Cap Fund; (iii) the Advisor, on 60 days written notice to OakBrook; or (iv) OakBrook, on 60 days written notice to the Advisor. The New Agreement automatically terminates upon its assignment.

         Under the New Agreement, for the services performed and the expenses assumed, OakBrook would receive a sub-advisory fee from the Advisor (and not from the Mid Cap Fund), computed daily and paid monthly, at the annual rate of:
0.30% of average daily net assets up to $50 million and 0.20% of average daily net assets in excess of $50 million.

         If approved by Mid Cap Fund shareholders, the New Agreement will become effective on the date of approval, or shortly thereafter, and will remain in effect for an initial two-year term. Thereafter, the New Agreement will continue in effect if it is approved at least annually by a vote of Mid Cap Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Trustees who are not "interested persons" of the Trust, the Advisor or OakBrook as defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees"), cast in person, at a meeting called for the purpose of voting on such approval.

         The foregoing discussion is qualified in its entirety by reference to the form of the proposed New Agreement in Appendix B.

COMPARISON  OF  THE  PREVIOUS  SUB-ADVISORY   AGREEMENT  WITH  BENNETT  LAWRENCE
MANAGEMENT, LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH OAKBROOK

         Under the Prior Agreement between Bennett Lawrence and the Advisor, the Advisor paid Bennett Lawrence a fee, computed daily and paid monthly, at the annual rate of 0.75% of average daily net assets up to $25 million; 0.625% of average daily net assets from $26 million to $75 million; 0.50% of average daily net assets in excess of $75 million. During the fiscal year ended July 31, 2001, the Advisor paid Bennett Lawrence $537,278.

         If the New Agreement had been in effect for the fiscal year ended July 31, 2001, OakBrook would have received $214,597 which is 40% of the fees paid to Bennett Lawrence. Under the New Agreement, the Advisor will pay OakBrook a fee that is lower than the fee paid to Bennett Lawrence.

         The terms of the Prior Agreement between Bennett Lawrence and the Advisor were substantially similar to the terms of the New Agreement. OakBrook's duties and responsibilities with respect to the Mid Cap Fund generally will be comparable to the duties and responsibilities performed by Bennett Lawrence.

         Shareholder approval of this Proposal 3 will not change the total amount of management fees paid by the Mid Cap Fund to the Advisor or the Advisor's duties and responsibilities with respect to the Mid Cap Fund under the investment advisory agreement currently in effect.

MANAGEMENT OF THE MID CAP FUND

         The Mid Cap Fund is managed by a team from OakBrook. Dr. Neil Wright, Ms. Janna L. Sampson and Dr. Peter Jankovskis are the portfolio managers for the Mid Cap Fund and have the primary responsibility for the day-to-day portfolio management of the Mid Cap Fund. Dr. Wright is OakBrook's President and the Chief Investment Officer. He holds a doctorate in economics. From 1993 to 1997, Dr. Wright was the Chief Investment Officer of ANB Investment Management & Trust Co. ("ANB"). He managed ANB's Large Cap Growth Fund and other equity funds starting in 1981. Ms. Sampson is OakBrook's Director of Portfolio Management. She holds a master of arts degree in economics. From 1993 to 1997, Ms. Sampson was Senior Portfolio Manager for ANB. She has worked in the investment field since 1981 and was a portfolio manager at ANB from 1987 to 1997. Dr. Jankovskis is OakBrook's Director of Research. He holds a doctorate in economics. He has conducted economic research since 1988. From August 1992 to July 1996, Dr. Jankovskis was an Investment Strategist for ANB, and from July 1996 to December, 1997, he was the Manager of Research for ANB.

         In managing the Mid Cap Fund, OakBrook's stock selection process utilizes computer-aided quantitative analysis. OakBrook's computer models use many types of data, but emphasize technical data such as price and volume information. Applying these models to securities comprising the Standard & Poor's 400(R) Mid Cap Index (the "Index"), OakBrook hopes to generate more capital growth than that of the Index. OakBrook's emphasis on technical analyses can result in significant shifts in portfolio holdings at different times. However, stringent risk controls at the style, industry and individual stock levels help ensure the Mid Cap Fund maintains risk characteristics similar to those of the Index.

         Additional information about OakBrook is included in Appendix F.

EVALUATION BY THE BOARD

         The Board has concluded that the New Agreement will enable the Mid Cap Fund to continue to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Mid Cap Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the New Agreement and authorized the submission of the New Agreement to Mid Cap Fund shareholders for their approval.

         In determining whether it was appropriate to approve the New Agreement and to recommend approval by shareholders, the Board requested information, provided by the Advisor and OakBrook, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

         The Trustees approved the interim sub-advisory agreement and the New Agreement, and recommended that Mid Cap Fund shareholders approve the New Agreement, on the basis of the following considerations, among others:

o        The  investment   advisory  fees  payable  to  OakBrook  are  fair  and
         reasonable in light of the services expected to be provided, the anticipated costs of the services, the estimated profitability of OakBrook's relationship with the Mid Cap Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

o The nature, quality and extent of the investment sub-advisory services expected to be provided by OakBrook, in light of OakBrook's disciplined investment methodology, the high quality services provided to other mutual funds advised by OakBrook, and the historic performance of accounts managed by OakBrook, including achievement of stated investment objectives;

o OakBrook's representations regarding its staffing and capabilities to manage the Mid Cap Fund, including the retention of personnel with significant portfolio management experience;

o OakBrook's entrepreneurial commitment to the management and success of the Mid Cap Fund, which could entail a substantial commitment of resources to the successful operation of the Mid Cap Fund; and

o        The  overall  high  quality  of the  personnel,  operations,  financial
         condition,  investment  management  capabilities,   methodologies,  and
         performance of OakBrook.

         Based on its review of the information requested and provided, the Board determined that the New Agreement was consistent with the best interests of the Mid Cap Fund and its shareholders. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board unanimously approved the New Agreement and recommended its approval by Mid Cap Fund shareholders.

REQUIRED VOTE

         Approval of Proposal 3 requires the affirmative  vote of the lesser of:
(1) 67% or more of the shares of the Mid Cap Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.


                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

                          ----------------------------


PROPOSAL 4: FOR AMSOUTH INTERNATIONAL EQUITY FUND SHAREHOLDERS ONLY: TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISOR AND DIMENSIONAL FUND ADVISORS INC. WITH RESPECT TO AMSOUTH INTERNATIONAL EQUITY FUND

         At a meeting on June 18, 2002, the Board unanimously approved, subject to shareholder approval, a new Sub-Advisory Agreement ("New Agreement") between the Advisor and Dimensional Fund Advisors Inc. ("Dimensional") with regard to AmSouth International Equity Fund ("International Equity Fund").

         Until June 20, 2002, Lazard Asset Management LLC ("Lazard") served as investment sub-advisor to the International Equity Fund pursuant to a sub-advisory agreement ("Prior Agreement") dated May 12, 2001, and approved by shareholders on March 10, 2000. Effective on June 20, 2002, the Board, upon the Advisor's recommendation, terminated the Prior Agreement with Lazard with respect to the International Equity Fund. Although Lazard's performance in managing the International Equity Fund was a key factor in the Advisor's recommendation and the Board's decision, the Advisor believes that Dimensional's investment style will be much more compatible than Lazard's with the Advisor's overall investment management philosophy. While the International Equity Fund's investment objective, primary investment strategies and investment restrictions are not expected to change by virtue of terminating the Prior Agreement, the Advisor anticipates that the International Equity Fund will in the future pursue its investment objective using an investment style that will be better integrated with the array of diversified equity offerings sponsored by the Advisor.

         The Advisor proposed to the Board that Dimensional provide investment sub-advisory services for the International Equity Fund following the termination of the Prior Agreement. Ordinarily, the 1940 Act requires that shareholder approval must be obtained before an investment sub-advisory agreement takes effect. However, at the June 18th meeting, the Board also approved an interim investment sub-advisory agreement ("Interim Agreement") between the Advisor and Dimensional, pursuant to which, effective June 20, 2002, Dimensional began serving as investment sub-advisor to the International Equity Fund under the Interim Agreement, pending shareholder approval of the New Agreement. The Interim Agreement and the New Agreement are identical, except as to their duration. In accordance with Rule 15a-4 of the 1940 Act, the Interim Agreement, which is effective for 150 days, will terminate upon shareholder approval of the New Agreement and the execution of the New Agreement by the Advisor and Dimensional.

         At its June 18th meeting, the Board considered whether it was in the best interests of the International Equity Fund and its shareholders to approve the Interim Agreement and the New Agreement between the Advisor and Dimensional with respect to the International Equity Fund. In light of the information presented for its consideration, the Board determined that each agreement was in the best interests of the International Equity Fund and its shareholders and the authorized submission of the New Agreement for approval by the International Equity Fund's shareholders, as required by applicable law.

         A form of the New Agreement is attached as Appendix C.

THE NEW AGREEMENT

         Under the New Agreement, Dimensional would be responsible, subject to supervision by the Advisor, for the investment management of all or a designated portion of the International Equity Fund's assets, including making investment decisions, placing orders for purchase and sale of Fund investments, and for other related transactions. The New Agreement recognizes that Dimensional, under certain circumstances, may pay higher brokerage commissions by executing portfolio transactions with brokers that provide research services to the International Equity Fund and other accounts managed by Dimensional. The New Agreement also provides that Dimensional will maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder.

         The New Agreement provides that Dimensional will not be liable for any error of judgment or mistake of law or for any loss suffered by the International Equity Fund, its shareholders, AmSouth Funds or the Advisor in connection with the matters to which the New Agreement relates. However, the New Agreement provides that Dimensional will be liable for a loss resulting from willful misfeasance, bad faith or gross negligence by Dimensional in the performance of its duties or the reckless disregard by Dimensional of its obligations and duties under the New Agreement.

         The New Agreement may be terminated, without penalty, by (i) the Board;
(ii) a vote of a majority of the outstanding voting securities of the International Equity Fund; (iii) the Advisor, on 60 days written notice to Dimensional; or (iv) Dimensional, on 60 days written notice to the Advisor. The New Agreement automatically terminates upon its assignment.

         Under the New Agreement, for the services performed and the expenses assumed, Dimensional would receive a sub-advisory fee from the Advisor (and not from the International Equity Fund), computed daily and paid monthly, at the annual rate of: 0.40% on the first $40 million of aggregate daily net assets and 0.20% on assets in excess of $40 million.

         If approved by International Equity Fund shareholders, the New Agreement will become effective on the date of approval, or shortly thereafter, and will remain in effect for an initial two-year term. Thereafter, the New Agreement will continue in effect if it is approved at least annually by a vote of the International Equity Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Trustees who are not "interested persons" of the Trust, the Advisor or

Dimensional,   within  the   meaning  of  Section   2(a)(19)  of  the  1940  Act
("Independent Trustees"), cast in person, at a meeting called for the purpose of voting on such approval.

         The foregoing discussion is qualified in its entirety by reference to the form of the proposed New Agreement in Appendix C.

COMPARISON OF THE PREVIOUS SUB-ADVISORY AGREEMENT WITH LAZARD ASSET MANAGEMENT LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH DIMENSIONAL

         Under the Prior Agreement between Lazard and the Advisor, the Advisor paid Lazard a fee, computed daily and paid monthly at the annual rate of 0.75% of average daily net assets up to $25 million; 0.625% of average daily net assets from $26 million to $75 million; 0.50% of average daily net assets in excess of $75 million. During the fiscal year ended July 31, 2001, the Advisor paid Lazard $633,603.

         If the New Agrement had been in effect for the fiscal year ended July 31, 2001, Dimensional would have received $344,061 which is 54% of the fees paid to Lazard. Under the New Agreement, the Advisor will pay Dimensional a fee that is lower than the fee paid to Lazard.

         The terms of the Prior Agreement between Lazard and the Advisor were substantially similar to the terms of the New Agreement. Dimensional's duties and responsibilities with respect to the International Equity Fund generally will be comparable to the duties and responsibilities performed by Lazard.

         Shareholder approval of this Proposal 4 will not change the total amount of management fees paid by the International Equity Fund to the Advisor or the Advisor's duties and responsibilities with respect to the International Equity Fund under the investment advisory agreement currently in effect.

MANAGEMENT OF THE INTERNATIONAL EQUITY FUND

         Dimensional has established an Investment Committee to set the investment policy and procedures for all Dimensional-managed portfolios. Investment decisions for the International Equity Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of Dimensional who are elected annually.

         Dimensional's equity investment strategy seeks to combine broad asset diversification, low cost, and reliable asset class exposure of passive strategies while adding value through engineering and trading. To this end, Dimensional intends to more than triple the International Equity Fund's holdings across twenty-one developed countries in Europe and Asia. In addition, the International Equity Fund's portfolio will be more value oriented than the portfolio managed by Lazard, which means that the International Equity Fund's holdings on average will have a smaller market capitalization.

         Additional information about Dimensional is included in Appendix G.

EVALUATION BY THE BOARD

         The Board has concluded that the New Agreement will enable the International Equity Fund to continue to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the International Equity Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the New Agreement and authorized the submission of the New Agreement to International Equity Fund shareholders for their approval.

         In determining whether it was appropriate to approve the New Agreement and to recommend approval by shareholders, the Board requested information, provided by AmSouth and Dimensional, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

         The Trustees approved the interim sub-advisory agreement and the New Agreement, and recommended that International Equity Fund shareholders approve the New Agreement, on the basis of the following considerations, among others:

o The investment advisory fees payable to Dimensional are fair and reasonable in light of the services expected to be provided, the anticipated costs of the services, the estimated profitability of Dimensional's relationship with the International Equity Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

o The nature, quality and extent of the investment sub-advisory services expected to be provided by Dimensional, in light of the high quality services provided to other mutual funds advised by Dimensional and their historic performance, including achievement of stated investment objectives;

o Dimensional's representations regarding its staffing and capabilities to manage the International Equity Fund, including the retention of personnel with significant portfolio management experience and commitment to a disciplined international value equity management strategy;

o Dimensional's entrepreneurial commitment to the management and success of the International Equity Fund, which could entail a substantial commitment of resources to the successful operation of the International Equity Fund; and

o        The  overall  high  quality  of the  personnel,  operations,  financial
         condition,  investment  management  capabilities,   methodologies,  and
         performance of Dimensional.

         Based on its review of the information requested and provided, the Board determined that the New Agreement was consistent with the best interests of the International Equity Fund and its shareholders. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board unanimously approved the New Agreement and recommended its approval by International Equity Fund shareholders.

REQUIRED VOTE

         Approval of Proposal 4 requires the affirmative  vote of the lesser of:
(1) 67% or more of the shares of the International Equity Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.


                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 4.

                          ----------------------------


PROPOSAL 5: TO APPROVE A POLICY TO PERMIT THE ADVISOR AND THE BOARD TO ENTER INTO, OR MATERIALLY AMEND, INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL

         At a meeting on June 18, 2002, the Board unanimously approved the submission to shareholders of a policy to permit AmSouth Funds and the Advisor to enter into, or materially amend, investment sub-advisory agreements without obtaining shareholder approval.

         If shareholders approve this Proposal, it would be implemented at such time as the SEC grants the Advisor and AmSouth Funds exemptive relief from the provisions of Section 15(a) of the 1940 Act ("Exemptive Relief"). Under the Exemptive Relief, AmSouth Funds and the Advisor would be authorized to enter into, or materially amend, investment sub-advisory agreements without obtaining shareholder approval. However, approval by the Board, including a majority of the Trustees who are not "interested persons" of the Advisor, AmSouth Funds or a proposed new investment sub-advisor within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Trustees"), would continue to be required prior to entering into a new investment sub-advisory agreement or amending an existing investment sub-advisory agreement with respect to any Fund. The Proposal would only apply to an investment sub-advisory agreement with an investment sub-advisor that is not an "affiliated person" as defined in the 1940 Act of the Advisor or AmSouth Funds, other than by reason of serving as an investment sub-advisor to a Fund.

THE EXEMPTIVE RELIEF

         Currently, in accordance with the provisions of Section 15(a) of the 1940 Act, the Board, including a majority of the Trustees who are not "interested persons" of the Advisor, AmSouth Funds or a proposed investment sub-advisor, must approve any new investment sub-advisory agreement pursuant to which the investment sub-advisor would provide investment advisory services to AmSouth Funds. Section 15(a) of the 1940 Act also requires that the investment sub-advisory agreement be approved by a majority of the outstanding voting securities of the affected Fund.

         AmSouth Funds and the Advisor have filed an application with the SEC requesting an order for relief from the provisions of Section 15(a) of the 1940 Act and applicable rules thereunder. There can be no assurance that the SEC will grant the Exemptive Relief. However, if the Exemptive Relief is granted, AmSouth

Funds and the Advisor will be subject to several conditions imposed by the SEC. One such condition is that the Advisor and AmSouth Funds obtain shareholder approval to implement the Exemptive Relief to enter into and materially amend investment sub-advisory agreements without obtaining further shareholder approval. In addition, within 90 days of the appointment of a new investment sub-advisor or a material change to an investment sub-advisory agreement, AmSouth Funds must provide the affected Fund's shareholders with an information statement that contains substantially the same information about the investment sub-advisor, the investment sub-advisory agreement, and the investment sub-advisory fee that such shareholders would have received in a proxy statement. Another condition, currently satisfied by the Board, is that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees be at the discretion of the then-existing Independent Trustees.

EVALUATION BY THE BOARD

         The Board believes that it is appropriate and in the best interests of AmSouth Funds' shareholders for the Advisor and the Board to have the maximum flexibility to select, supervise and evaluate investment sub-advisors without incurring the expense or delay attendant to obtaining shareholder approval. This process will allow the Funds to operate more efficiently. Currently, to appoint an investment sub-advisor or to materially amend an investment sub-advisory agreement, AmSouth Funds must call and hold a shareholder meeting of each affected Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. This process is time-consuming and costly, and the costs are generally borne entirely by the respective Fund with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, the Advisor and the Board would be able to act more quickly, and with less expense, to appoint an investment sub-advisor when the Board and the Advisor believe that the appointment would benefit a Fund.

         The Board believes that the Proposal is consistent with shareholders' expectations that the Advisor will use its expertise to provide the Board recommendations concerning the retention and termination of investment sub-advisors. The Advisor currently oversees and monitors the performance of each Fund's investment sub-advisor and is responsible for determining whether to recommend that a particular investment sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of an investment sub-advisory agreement depends on a number of factors, including, but not limited to, the investment sub-advisor's performance record while managing a Fund.

         If shareholders approve the Proposal, the Board will continue to oversee the selection and engagement of investment sub-advisors. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended investment sub-advisory agreements. In accordance with the 1940 Act and the terms of the investment sub-advisory agreements, the Board, including a majority of the Independent Trustees, will continue to review and consider for renewal on an annual basis each of these agreements after the initial term.

         Upon entering into, renewing or amending an investment sub-advisory agreement, the Advisor and each investment sub-advisor have a legal duty to provide the Board information relevant to the Board's consideration of the agreement. In connection with each such review, the Board will analyze all relevant factors, including the nature, quality and scope of services provided by the investment sub-advisors. The Board also will compare the investment performance of the accounts managed by a proposed investment sub-advisor with similar accounts managed by other advisors and will review the investment sub-advisor's compliance with federal securities laws and regulations. The Board believes that its review will ensure that the Advisor continues to act in the best interests of AmSouth Funds and its shareholders.

         Shareholder  approval  of this  Proposal  will  not  affect  the  total investment advisory fees paid by the Funds to the Advisor. Investment sub-advisory fees are paid by the Advisor, not by the Funds. Therefore, any reduction in an investment sub-advisory fee may benefit the Advisor, and any increase will be a detriment to the Advisor. If shareholders approve this Proposal, the Advisor will continue to provide the same investment advisory services to the Funds as it currently provides under the investment advisory agreement between AmSouth Funds and the Advisor.

REQUIRED VOTE

         Approval of Proposal 5 requires the affirmative  vote of the lesser of:
(1) 67% or more of the shares of AmSouth Funds present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If AmSouth Funds' shareholders do not approve the Sub-Advisor Approval Policy, AmSouth Funds will continue to be required to call a special meeting and to bear the cost of special meetings to obtain shareholder approval of any new changes in the Funds' sub-advisory arrangements.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 5.

                          ----------------------------


PROPOSAL 6: TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE ADVISOR AND AMSOUTH FUNDS.

         At a meeting on June 18, 2002, the Board unanimously approved, subject to shareholder approval, an Amended Investment Advisory Agreement ("Amended Advisory Agreement") between AmSouth Funds and the Advisor. The Amended Advisory Agreement is substantially similar to the Funds' current investment advisory agreement with the Advisor ("Current Advisory Agreement"). The Amended Advisory Agreement, which would provide for the Advisor to perform the same services and receive the same compensation as under the Current Advisory Agreement, would broaden the Advisor's authority to delegate investment advisory responsibilities to investment sub-advisors and enter into investment sub-advisory agreements without obtaining shareholder approval.

         A form of the Amended Advisory Agreement is attached as Appendix D.

COMPARISON BETWEEN THE CURRENT ADVISORY AGREEMENT AND THE AMENDED ADVISORY AGREEMENT

         The principal difference between the Current Advisory Agreement and the Amended Advisory Agreement is the expansion of the Advisor's authority to engage and delegate the provision of investment advisory services to a new investment sub-advisor. The Current Advisory Agreement and the Amended Advisory Agreement both require the Advisor to provide a continuous investment program for the Funds and determine the securities and other investments to be purchased, retained or sold by the Funds. However, the Amended Advisory Agreement would expressly authorize the Advisor to delegate management of the Funds' investment portfolios, or specific portions thereof, to one or more investment sub-advisors, subject to the Advisor's oversight and Board approval. The Amended Advisory Agreement also would authorize the Advisor to engage sub-advisors, subject to Board approval, and consistent with SEC rules and orders. This would permit the Advisor to implement Proposal 5, if approved by shareholders.

         Each Fund would pay the same fee to the Advisor under the Amended Advisory Agreement as the Fund pays under the Current Advisory Agreement. Under the Amended Advisory Agreement and the Current Advisory Agreement, the annual fee payable to the Advisor by the Funds is the lesser of (a) such fee as may from time to time be agreed upon in writing by AmSouth Funds and the Advisor or
(b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: AmSouth Prime Money Market Fund - 0.40%; AmSouth U.S. Treasury Fund - 0.40%; AmSouth Institutional Prime Obligations Fund - 0.20%; AmSouth Value Fund - 0.80%; AmSouth Tax-Exempt Fund - 0.40%; AmSouth Bond Fund - 0.65%; AmSouth Limited Term Bond Fund - 0.65%; AmSouth Balanced Fund - 0.80%; AmSouth Government Income Fund - 0.65%; AmSouth Florida Fund - 0.65%; AmSouth Municipal Bond Fund - 0.65%; AmSouth Equity Income Fund - 0.80%; AmSouth Small Cap Fund - 1.20%; AmSouth Select Equity Fund - 0.80%; AmSouth Enhanced Market Fund - 0.45%; International Equity Fund - 1.25%; AmSouth Mid Cap Fund - 1.00%; AmSouth Capital Growth Fund - 0.80%; AmSouth Large Cap Fund - 0.80%; AmSouth Limited Term U.S. Government Fund - 0.65%; AmSouth Tennessee Tax-Exempt Fund - 0.65%; AmSouth Limited Term Tennessee Tax-Exempt Fund - 0.65%; AmSouth Treasury Reserve Fund - 0.40%; AmSouth Strategic Portfolios: Aggressive Growth Portfolio
- 0.20%; AmSouth Strategic Portfolios: Growth Portfolio - 0.20%; AmSouth Strategic Portfolios: Growth and Income Portfolio - 0.20%; and AmSouth Strategic
Portfolios: Moderate Growth and Income Portfolio - 0.20%.

         The Current Advisory Agreement and the Amended Advisory Agreement both provide that the Advisor will not be liable for any error in judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the agreement by the Advisor, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement.

         The Current Advisory Agreement and the Amended Advisory Agreement terminate automatically upon their assignment. Each agreement is terminable at any time on sixty days' written notice, without penalty, by the Board, by vote of the holders of a majority of a Fund's outstanding voting securities or by the Advisor.

         If approved by shareholders, the Amended Advisory Agreement would become effective on the date of such approval and would continue in effect if it is approved at least annually by a vote of a majority of a Fund's outstanding voting securities or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Trustees who are not interested persons of AmSouth Funds or the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

         The Current Advisory Agreement, dated May 12, 2001, was last submitted to a vote of shareholders of the Funds on March 8, 1993. Under the Current Advisory Agreement, the Funds paid investment advisory fees to the Advisor in the amount of $33,185,456 during the fiscal year ended July 31, 2001.

         Further information about the Advisor is set forth in Appendix E.

EVALUATION BY THE BOARD

         In considering the Amended Advisory Agreement, the Board reviewed and analyzed, among other things: (1) the services now being provided by the Advisor; (2) the nature, quality, and scope of such services as well as the

Funds' investment performance; (3) the nature and scope of the services to be provided to the Funds by the Advisor under the Amended Advisory Agreement; (4) the ability of the Advisor to provide such services; and (5) the potential effect of the Amended Advisory Agreement on shareholders. The Board also reviewed the fees payable to the Advisor under the Amended Advisory Agreement and the management or advisory fees paid by other investment companies with similar objectives and characteristics.

         After full consideration of these and other factors, the Board, including the Independent Trustees, approved the Amended Advisory Agreement and authorized the submission of the Amended Advisory Agreement to the Funds' shareholders for their approval at the Meeting.

REQUIRED VOTE

         Approval of Proposal 6 requires the  affirmative  vote of the lesser of
(1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.


                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 6.

                          ----------------------------


PROPOSAL 7: ELECTION OF TRUSTEES

         The Board has nominated the individuals identified below for election to AmSouth Funds' Board of Trustees. Under the Proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below. Each of the nominees currently serves as a Trustee of AmSouth Funds. If elected, each nominee will hold office until the next meeting of shareholders at which Trustees are elected and until their successors are elected and qualified.

         As a Massachusetts business trust, AmSouth Funds does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a subsequent special shareholder meeting is called for the purpose of electing Trustees. It is the intention of the persons named in the enclosed proxy card to vote in favor of the election of each nominee for Trustee. Each nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominee(s) as the Board may recommend.

         The following tables set forth certain information regarding each nominee for Trustee. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for five years or more.

                         INFORMATION REGARDING NOMINEES
                             FOR ELECTION AS TRUSTEE
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------

                                 POSITION      TERM OF
                                HELD WITH     OFFICE AND                          OTHER               PRINCIPAL
          NAME, AGE              AMSOUTH      LENGTH OF    NUMBER OF FUNDS    DIRECTORSHIPS     OCCUPATION(S) DURING
         AND ADDRESS              FUNDS      TIME SERVED*      OVERSEEN            HELD          THE PAST FIVE YEARS
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------
INDEPENDENT TRUSTEES:
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------
Dick D. Briggs, Jr., M.D.      Trustee       10/1/87       Trustee of                          From March 1997 to
459 DER Building                                           AmSouth Funds                       present, Chief Medical
1808 7th Avenue South                                      (consisting of                      Officer, Best Doctors (TM)
UAB Medical Center                                         27 portfolios).                     Worldwide Healthcare
Birmingham, AL 35294                                                                           Services; from
Age 67                                                                                         September 1995 to
                                                                                               present, Emeritus
                                                                                               Professor and Eminent
                                                                                               Scholar Chair, Univ.
                                                                                               of Alabama at
                                                                                               Birmingham; from
                                                                                               October 1973 to
                                                                                               present, Physician,
                                                                                               University of Alabama
                                                                                               Health Services
                                                                                               Foundation; from 1981
                                                                                               to 1995, Professor and
                                                                                               Vice Chairman, Dept.
                                                                                               of Medicine, Univ. of
                                                                                               Alabama at Birmingham
                                                                                               School of Medicine;
                                                                                               from 1988 to 1992,
                                                                                               President, CEO and
                                                                                               Medical Director,
                                                                                               Univ. of Alabama
                                                                                               Health Services
                                                                                               Foundation.
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------
Wendell D. Cleaver             Trustee       10/1/87       Trustee of                          From September 3, 1993
225 Lakewood Drive West                                    AmSouth Funds                       to present, retired;
Mobile, AL  36608                                          (consisting of                      from December 1988 to
Age 67                                                     27 portfolios).                     August 1993, Executive
                                                                                               Vice President, Chief
                                                                                               Operating Officer and
                                                                                               Director, Mobile Gas
                                                                                               Service Corporation
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------


                                       37

------------------------------ ------------- ------------- ----------------- ----------------- ------------------------

                                 POSITION      TERM OF
                                HELD WITH     OFFICE AND                          OTHER               PRINCIPAL
          NAME, AGE              AMSOUTH      LENGTH OF    NUMBER OF FUNDS    DIRECTORSHIPS     OCCUPATION(S) DURING
         AND ADDRESS              FUNDS      TIME SERVED*      OVERSEEN            HELD          THE PAST FIVE YEARS
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------
James H. Woodward, Jr.         Trustee       10/1/87       Trustee of                          From 1996 to present,
University of North Carolina                               AmSouth Funds                       Trustee, The Sessions
at Charlotte                                               (consisting of                      Group; from July 1989
Charlotte, NC  28223                                       27 portfolios).                     to present,
Age 62                                                                                         Chancellor, The
                                                           Trustee of Variable                 University
                                                           Insurance Funds                     of North Carolina
                                                           (consisting of 15                   at Charlotte;
                                                           portfolios, 7 of                    from April 1997
                                                           which are advised by                to present, Trustee,
                                                           the Advisor).                       BISYS Variable
                                                                                               Insurance Funds;
                                                                                               from August
                                                                                               1984 to July
                                                                                               1989, Senior
                                                                                               Vice President,
                                                                                               University College,
                                                                                               University of
                                                                                               Alabama at
                                                                                               Birmingham.
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------
Edward P. Farley               Trustee       12/18/01      Trustee of        Director of       Retired, 1999;
[insert address]                                           AmSouth Funds     Kent Funds        Executive Vice
Age 61                                                     (consisting of                      President of Kent
                                                           27 portfolios).                     Financial Corp. from
                                                                                               1996 until 1999;
                                                                                               Executive Vice
                                                                                               President and
                                                                                               Administrator of
                                                                                               Community
                                                                                               [                  ]
                                                                                               from 1997 until 1999.
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------
INTERESTED TRUSTEES:
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------
J. David Huber, Jr.            Chairman      10/1/87       Chairman and                        From June 1987 to
3435 Stelzer Road              and Trustee                 Trustee of                          present, employee of
Columbus, OH  43219                                        AmSouth Funds                       BISYS Fund Services
Age 55                                                     (consisting of                      L.P.
                                                           27 portfolios).
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------
Geoffrey von Kuhn              Trustee                                                         From April 2001 to
Wealth Management Group                                                                        present, Senior
AmSouth Bank                                                                                   Executive Vice
AmSouth Harbert Plaza -                                                                        President, AmSouth
Upper Lobby                                                                                    Bancorporation and
1901 Sixth Avenue North                                                                        AmSouth Bank, Head,
Birmingham, AL  35203                                                                          Wealth Management
Age 50                                                                                         Group; April 2000 to
                                                                                               April 2001, Head, U.S.
                                                                                               Private Bank,
                                                                                               Citigroup; February
                                                                                               1998 to April 2000,
                                                                                               Senior Managing
                                                                                               Director and Vice
                                                                                               Chairman, Banc One
                                                                                               Capital Markets; May
                                                                                               1996 to February 1998,
                                                                                               Senior Managing
                                                                                               Director, Bank One
                                                                                               Institutional
                                                                                               Investment Services,
                                                                                               Inc.
------------------------------ ------------- ------------- ----------------- ----------------- ------------------------

* There is no defined term of office for Trustees of AmSouth Funds.

         Messrs. Huber and von Kuhn are considered to be interested persons (as defined in the 1940 Act) of AmSouth Funds. Mr. Huber is considered an interested person on the basis of his employment with BISYS Fund Services L.P., AmSouth Funds' Distributor. Mr. von Kuhn is considered to be an interested person on the basis of his employment by AmSouth Bank, the Advisor's parent company.

COMPENSATION OF TRUSTEES

         Trustees who are "interested persons" of AmSouth Funds, within the meaning of Section 2(a)(19) of the 1940 Act, receive no salary or fees from AmSouth Funds. Each Trustee who is not an interested person of AmSouth Funds (E.G., an "Independent Trustee") receives a per meeting fee based on the average net assets of AmSouth Funds as of December 31 of the previous year.

         AmSouth Funds currently pays each Independent Trustee a per meeting fee of $6,000, plus travel and other out-of-pocket expenses incurred by the Trustees in attending Board meetings. The table below includes certain information relating to the compensation of AmSouth Funds' Trustees for the fiscal year ended July 31, 2001, as well as information regarding compensation from AmSouth Funds' Fund Complex for the year ended December 31, 2001. Annual Board fees may be reviewed periodically and changed by AmSouth Funds' Board. AmSouth Funds does not have any retirement plan for its Trustees.

                               COMPENSATION TABLE
---------------------------------------------------------- -------------------------- --------------------------------

                                                            AGGREGATE COMPENSATION        TOTAL COMPENSATION FROM
                                                                     FROM              AMSOUTH FUNDS AND FUND COMPLEX
               NAME OF PERSON AND POSITION                       AMSOUTH FUNDS*             PAID TO TRUSTEES**
---------------------------------------------------------- -------------------------- --------------------------------
J. David Huber, Jr. - Chairman of the Board and Trustee              None                          None
---------------------------------------------------------- -------------------------- --------------------------------
Dick D. Briggs, Jr., M.D. - Trustee                                 $24,750                       $24,750
---------------------------------------------------------- -------------------------- --------------------------------
Wendell D. Cleaver - Trustee                                        $24,750                       $24,750
---------------------------------------------------------- -------------------------- --------------------------------
Edward P. Farley - Trustee                                          $6,000                        $6,000
---------------------------------------------------------- -------------------------- --------------------------------
James H. Woodward, Jr. - Trustee                                    $24,000                       $25,000***
---------------------------------------------------------- -------------------------- --------------------------------
Norma A. Coldwell - Advisory Trustee****                            $24,750                       $24,750
---------------------------------------------------------- -------------------------- --------------------------------
Homer H. Turner, Jr. - Advisory Trustee****                         $24,750                       $24,750
---------------------------------------------------------- -------------------------- --------------------------------

* Represents compensation paid to each Trustee for the fiscal year ended July 31, 2001.

**       Represents  aggregate  compensation  paid to each  Trustee  during  the
         calendar  year  ended   December  31,  2001.   There  are  a  total  of
         twenty-seven portfolios in the AmSouth Fund Complex.

*** Mr. Woodward also serves as Trustee for Variable Insurance Funds, an open-end investment company of 15 portfolios of which seven are advised by the Advisor.

**** Ms. Coldwell and Mr. Turner retired from the Board of Trustees and assumed "Advisory Trustee" status in March 2002.

         The following table shows each Trustee's ownership of shares of AmSouth Funds' shares as of June 30, 2002:

---------------------------- --------------------------------------------------------------------- ------------------
                                                                                                   AGGREGATE DOLLAR
                                                                                                    RANGE OF SHARES
NAME OF TRUSTEE                                                                                     IN THE AMSOUTH
                                              DOLLAR RANGE OF EQUITY SECURITIES                          FUNDS
---------------------------- --------------------------------------------------------------------- ------------------
                               [FUND NAME]      [FUND NAME]       [FUND NAME]       [FUND NAME]
---------------------------- ---------------- ----------------- ----------------- ---------------- ------------------
J. David Huber, Jr.,
Chairman of the Board and
Trustee
---------------------------- ---------------- ----------------- ----------------- ---------------- ------------------
Dick D. Briggs, Jr., M.D.
Trustee
---------------------------- ---------------- ----------------- ----------------- ---------------- ------------------
Wendell D. Cleaver,
Trustee
---------------------------- ---------------- ----------------- ----------------- ---------------- ------------------
James H. Woodward, Jr.
Trustee
---------------------------- ---------------- ----------------- ----------------- ---------------- ------------------
Edward P. Farley
Trustee
---------------------------- ---------------- ----------------- ----------------- ---------------- ------------------
Geoffrey von Kuhn
Trustee
---------------------------- ---------------- ----------------- ----------------- ---------------- ------------------
Norma A. Coldwell
Advisory Trustee
---------------------------- ---------------- ----------------- ----------------- ---------------- ------------------
Homer H. Turner, Jr.
Advisory Trustee
---------------------------- ---------------- ----------------- ----------------- ---------------- ------------------

BOARD OF TRUSTEES AND COMMITTEE MEETINGS

         Under applicable law, the Board is responsible for management of the Funds and provides broad supervision over their affairs. AmSouth Funds' officers manage the day-to-day operations of the Funds under the direction of the Board.

         The Board met four times during AmSouth Funds' fiscal year ended July 31, 2002, and each Trustee attended at least 75% of the total number of meetings of the Board and of any committee of which he was a member during that year.

         AUDIT COMMITTEE. The Audit Committee was formed (a) to oversee generally the Funds' accounting and financial reporting policies and practices, the Funds' internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of AmSouth Funds' financial statements and the independent audit thereof; and
(c) to act as a liaison between the AmSouth Funds' independent auditors and the full Board. The Audit Committee is composed entirely of Independent Trustees; its members are Wendell D. Cleaver, James H. Woodward, Jr., Dick D. Briggs, Jr., and Edward P. Farley. During the fiscal year ended July 31, 2001, the Committee met two times.

         NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Fund Trustees, as members of committees, and as officers of the Trust. The Nominating Committee is composed entirely of Independent Fund Trustees; its members are Wendell D. Cleaver, James H. Woodward, Jr., Dick D. Briggs, Jr., and Edward P. Farley. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of John Calvano, AmSouth Funds, 3435 Stelzer Road, Columbus, Ohio, 43219. The Committee did not meet during the fiscal year ended July 31, 2001.

OFFICERS OF AMSOUTH FUNDS

         The following table lists the officers of the AmSouth Funds. Each officer's address is 3435 Stelzer Road, Columbus, Ohio 43219.

------------------------ ------------- -------------- --------------------- --------------------- ------------------------
                           POSITION       TERM OF
                          HELD WITH     OFFICE AND                                                       PRINCIPAL
                           AMSOUTH       LENGTH OF      NUMBER OF FUNDS     OTHER DIRECTORSHIPS    OCCUPATION(S) DURING
 NAME, AGE AND ADDRESS      FUNDS      TIME SERVED*         OVERSEEN                HELD            THE PAST FIVE YEARS
------------------------ ------------- -------------- --------------------- --------------------- ------------------------
John F. Calvano          President                    President of                                From September 1999 to
Age 41                                                AmSouth Funds                               present, Senior Vice
                                                      (consisting of 27                           President, AmSouth Bank;
                                                      portfolios).                                from October 1994 to
                                                                                                  September 1999, employee
                                                                                                  of BISYS Fund Services
                                                                                                  Limited Partnership;
                                                                                                  from July 1992 to August
                                                                                                  1994, investment
                                                                                                  representative, BA
                                                                                                  Investment Services; and
                                                                                                  from October 1986 to
                                                                                                  July 1994, Marketing
                                                                                                  Manager, Great Western
                                                                                                  Investment Management.

------------------------ ------------- -------------- --------------------- --------------------- ------------------------
Walter B. Grimm          Vice                         Vice President of                           From June 1992 to
Age 56                   President                    AmSouth Funds                               present, employee of
                                                      (consisting of 27                           BISYS Fund Services
                                                      portfolios).                                Limited Partnership;
                                                                                                  from 1990 to 1992,
                                                                                                  President and CEO,
                                                                                                  Security Bancshares;
                                                                                                  from July 1981 to 1990,
                                                                                                  President of Leigh
                                                                                                  Investments Consulting
                                                                                                  (investment firm).

------------------------ ------------- -------------- --------------------- --------------------- ------------------------
Charles L. Booth         Treasurer                    Treasurer of                                From 1988 to present,
Age 41                                                AmSouth Funds                               employee of BISYS Fund
                                                      (consisting of 27                           Services L.P.
                                                      portfolios).
------------------------ ------------- -------------- --------------------- --------------------- ------------------------
Rodney L. Ruehle         Secretary                    Secretary of                                From August 1990 to
Age 33                                                AmSouth Funds                               August 1995, Assistant
                                                      (consisting of 27                           Treasurer of the
                                                      portfolios).                                Cardinal Group of Funds;
                                                                                                  from August 1995 to
                                                                                                  present, Director
                                                                                                  Administration Services,
                                                                                                  BISYS Fund Services L.P.

------------------------ ------------- -------------- --------------------- --------------------- ------------------------


                                                            42

------------------------ ------------- -------------- --------------------- --------------------- ------------------------
                           POSITION       TERM OF
                          HELD WITH     OFFICE AND                                                       PRINCIPAL
                           AMSOUTH       LENGTH OF      NUMBER OF FUNDS     OTHER DIRECTORSHIPS    OCCUPATION(S) DURING
 NAME, AGE AND ADDRESS      FUNDS      TIME SERVED*         OVERSEEN                HELD            THE PAST FIVE YEARS
------------------------ ------------- -------------- --------------------- --------------------- ------------------------
Jeffrey C. Cusick        Assistant                    Assistant Secretary                         An employee of BISYS
Age 42                   Secretary                    and Vice President                          Fund Services, Inc.
                         and Vice                     of AmSouth Funds                            since July 1995, and
                         President                    (consisting of 27                           an officer of other
                                                      portfolios).                                investment companies
                                                                                                  administered by the
                                                                                                  Administrator or its
                                                                                                  affiliates. From
                                                                                                  September 1993 to July
                                                                                                  1995, he was Assistant
                                                                                                  Vice President of
                                                                                                  Federated
                                                                                                  Administrative
                                                                                                  Services.
------------------------ ------------- -------------- --------------------- --------------------- ------------------------
Alaina V. Metz           Assistant                    Assistant Secretary                         From June 1995 to
Age 34                   Secretary                    of AmSouth Funds                            present, Chief
                                                      (consisting of 27                           Administrator,
                                                      portfolios).                                Administrative and
                                                                                                  Regulatory Services,
                                                                                                  BISYS Fund Services
                                                                                                  Limited Partnership;
                                                                                                  from May 1989 to June
                                                                                                  1995, Supervisor, Mutual
                                                                                                  Fund Legal Department,
                                                                                                  Alliance Capital
                                                                                                  Management.

------------------------ ------------- -------------- --------------------- --------------------- ------------------------

* There is no defined term of office for officers of AmSouth Funds.

         The officers of AmSouth Funds are interested persons (as defined in the 1940 Act) and receive no compensation directly from AmSouth Funds for performing the duties of their offices.

         REQUIRED VOTE. Approval of Proposal 6 requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" EACH OF THE NOMINEES.

               -------------------------------------------------

                INFORMATION ON THE FUNDS' INDEPENDENT ACCOUNTANTS

      AmSouth Funds' financial statements for the fiscal year ended July 31, 2001 were audited by Ernst & Young LLP ("E&Y"), 1100 Huntington Center, 41 South High Street, Columbus, OH 43215. E&Y has informed AmSouth Funds that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintaining the auditors' independence. In the opinion of the Board, the services provided by E&Y are compatible with maintaining the independence of AmSouth Funds' auditors. The Board intends to appoint E&Y as the independent accountants for AmSouth Funds for the fiscal year ending July 31, 2002.

      Representatives of E&Y are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

CHANGE IN ACCOUNTANTS

      AmSouth Funds engaged E&Y as its independent accountants on September 14, 1999. The engagement of E&Y was approved by the Board on that date. The Board determined that E&Y and PricewaterhouseCoopers, LLP ("PWC"), AmSouth Funds' prior accountants, were comparable in terms of professional expertise and the quality of services generally. Nevertheless, the Board voted to select E&Y to serve as the Funds' independent accountants for future years because E&Y offered AmSouth Funds the opportunity to realize significant savings and greater efficiencies. With respect to the fiscal year ended July 31, 1999 and through the date of engagement, AmSouth Funds did not consult with E&Y on items regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the financial statements; or (iii) the subject matter of any disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or reportable event (as defined in Regulation S-K Item 304(a)(1)(v)) with AmSouth Fund's former accountant.

      AmSouth Funds has provided PWC and E&Y with a copy of the disclosure included above with respect to the change in accountants, and neither PWC nor E&Y has indicated that such disclosure is incorrect or incomplete.

AUDIT FEES

         The aggregate fees billed by E&Y for professional services rendered for the audit of AmSouth Funds' annual financial statements for the fiscal year ended July 31, 2001, and the review of the financial statements included in the Funds' annual reports to shareholders were $240,020. The aggregate fees billed by E&Y for the fiscal year ended July 31, 2001, for audit services provided to the Advisor was $70,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         E&Y did not bill any fees for professional services rendered to AmSouth Funds for information technology services relating to financial information systems design and implementation for AmSouth Funds' fiscal year ended July 31, 2001. Similarly, E&Y did not bill any fees for professional services rendered to the Advisor, any investment sub-advisor or any other service provider affiliated with the Advisor for information technology services relating to financial information systems design and implementation for the year ended July 31, 2001.

ALL OTHER FEES

         The aggregate fees billed to E&Y for the fiscal year ended July 31, 2001, for other services provided to AmSouth Funds was $36,000. E&Y did not bill any fees for the fiscal year ended July 31, 2001, for other services provided to the Advisor, any investment sub-advisor, or any other service provider affiliated with the Advisor.


                                  OTHER MATTERS

         No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of AmSouth Funds.

                             SOLICITATION OF PROXIES

         The solicitation of proxies, the cost of which will be borne by the Funds and the Advisor, will be made primarily by mail but may also be made by telephone by Georgeson Shareholder Communications Inc., professional proxy solicitors, who will be paid fees and expenses of approximately [ ] for soliciting services. If votes are recorded by telephone, Georgeson Shareholder Communications Inc. will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders instructions have been properly recorded. Shareholders also may vote by mail or through a secure Internet site. Proxies by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

AFFILIATED BROKERS

         To the extent permitted by applicable rules and regulations, the Advisor or an investment sub-advisor may execute portfolio transactions on behalf of the Funds through AmSouth Investment Services and/or Invest/Fidelity Capital Markets, both of which are affiliates of AmSouth Bank (each, an "Affiliated Broker"). As required by Rule 17e-1 under the 1940 Act, AmSouth Funds has adopted procedures which provide that commissions paid to Affiliated Brokers must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

         The table below shows the aggregate commissions and the percentage of a Fund's brokerage commissions paid to Affiliated Brokers for the fiscal year ended July 31, 2001.

------------------------------ ------------------------------- -----------------
NAME OF FUND                   AGGREGATE COMMISSIONS           % OF AGGREGATE
                               PAID TO AFFILIATED BROKERS      COMMISSIONS

------------------------------ ------------------------------- -----------------
AmSouth Balanced Fund          $20,842                         20%
------------------------------ ------------------------------- -----------------
AmSouth Value Fund             $88,883                          8%
------------------------------ ------------------------------- -----------------
AmSouth Capital Growth Fund    $ 8,568                          2%
------------------------------ ------------------------------- -----------------
AmSouth Large Cap Fund         $ 9,900                          5%
------------------------------ ------------------------------- -----------------

THE FUNDS' ADVISORS, DISTRIBUTOR, AND ADMINISTRATOR

         AmSouth Investment Management Company, LLC ("Advisor") is located at 1901 6th Avenue North, Suite 620, Birmingham, AL 35203. The Advisor is a wholly-owned subsidiary of AmSouth Bank. The Advisor serves as manager and investment advisor to AmSouth Funds pursuant to an Investment Advisory Agreement.

         Five Points Capital Advisors, Inc., ("Five Points") 1901 6th Avenue North, Suite 620, Birmingham, AL 35203, serves as sub-advisor to Value Fund, Large Cap Fund, Capital Growth Fund and Bond Fund under a Sub-Advisory Agreement with the Advisor. Five Pointes is a wholly owned subsidiary of AmSouth Bank.

         Rockhaven Asset Management, LLC ("Rockhaven"), 100 First Avenue, Suite 8500, Pittsburgh, PA 15222, serves as sub-advisor to the Equity Income Fund under a Sub-Advisory Agreement with the Advisor. Rockhaven is 50% owned by AmSouth Bank, the parent company of the Advisor.

         Sawgrass Asset Management, Inc. ("Sawgrass"), 1579 The Greens Way, Jacksonville, FL 32250, serves as sub-advisor to the AmSouth Small Cap Fund under a Sub-Advisory Agreement with the Advisor. Sawgrass is 27% owned by AmSouth Bank, the parent company of the Advisor.

         OakBrook Investments, LLC, ("OakBrook") 701 Warrenville Road, Suite 335, Lisle, IL 60532, serves as sub-advisor to AmSouth Select Equity Fund and AmSouth Enhanced Market Fund under a Sub-Advisory Agreement with the Advisor and is sub-advisor to AmSouth Mid Cap Fund under an Interim Investment Sub-Advisory Agreement with the Advisor. OakBrook is 50% owned by AmSouth Bank, the parent company of the Advisor.

         Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, serves as investment sub-advisor to AmSouth International Equity Fund under an Interim Investment Sub-advisory Agreement with the Advisor.

         BISYS Fund Services, L.P. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as each Fund's distributor pursuant to underwriting agreements with each Fund and is compensated for its distribution and shareholder services pursuant to each Fund's Rule 12b-1 plan.

         ASO Services Company ("ASO") serves as administrator to each Fund pursuant to a Management and Administration Agreement. ASO is a wholly-owned subsidiary of BISYS, which is a wholly-owned subsidiary of BISYS Group, Inc.


                              SHAREHOLDER PROPOSALS

         As a general matter, AmSouth Funds does not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of AmSouth Funds' shareholders should send such proposals to AmSouth Funds at 3435 Stelzer Road, Columbus, Ohio 43219. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.


                                   By order of the Board of Trustees,


                                   ---------------------------------
                                   Rodney L. Ruehle


                                   ---------------------------------
                                   Secretary
                                   AmSouth Funds

Dated:  [_______________], 2002

                                   APPENDIX A

                          EXISTING INVESTMENT POLICIES

The existing fundamental policies of each Fund will be found on the following pages of this appendix:

AMSOUTH VALUE FUND                                                         A-2
AMSOUTH SMALL CAP FUND                                                     A-3
AMSOUTH EQUITY INCOME FUND                                                 A-4
AMSOUTH BALANCED FUND                                                      A-5
AMSOUTH SELECT EQUITY FUND                                                 A-6
AMSOUTH ENHANCED MARKET FUND                                               A-6
AMSOUTH BOND FUND                                                          A-8
AMSOUTH LIMITED TERM BOND FUND                                             A-9
AMSOUTH GOVERNMENT INCOME FUND                                            A-10
AMSOUTH MUNICIPAL BOND FUND                                               A-11
AMSOUTH FLORIDA TAX-EXEMPT FUND                                           A-12
AMSOUTH PRIME MONEY MARKET FUND                                           A-13
AMSOUTH U.S. TREASURY MONEY MARKET FUND                                   A-14
AMSOUTH TAX-EXEMPT MONEY MARKET FUND                                      A-15
AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND                 A-16
AMSOUTH INTERNATIONAL EQUITY FUND                                         A-17
AMSOUTH MID CAP FUND                                                      A-17
AMSOUTH LARGE CAP FUND                                                    A-18
AMSOUTH CAPITAL GROWTH FUND                                               A-18
AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND                                 A-19
AMSOUTH TENNESSEE TAX-EXEMPT FUND                                         A-19
AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND                            A-20
AMSOUTH TREASURY RESERVE MONEY MARKET FUND                                A-20
AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO                 A-21
AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO                            A-21
AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO                 A-22
AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO        A-22

AMSOUTH VALUE FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund, including securities of both the AmSouth Prime Money Market Fund and the AmSouth U.S. Treasury Fund, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

AMSOUTH SMALL CAP FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (except the fund may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund, including securities of both the AmSouth Prime Money Market Fund and the AmSouth U.S. Treasury Fund, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

AMSOUTH EQUITY INCOME FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund, including securities of both the AmSouth Prime Money Market Fund and the AmSouth U.S. Treasury Fund, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

AMSOUTH BALANCED FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the Fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund, including securities of both the Prime Money Market Fund and the U.S. Treasury Fund, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

AMSOUTH SELECT EQUITY FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (except the fund may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that fund may purchase securities of a money market fund, including securities of both the AmSouth Prime Money Market Fund and the AmSouth U.S. Treasury Fund, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; and

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.


AMSOUTH ENHANCED MARKET FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (except the fund may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund, including securities of both the AmSouth Prime Money Market Fund and the AmSouth U.S. Treasury Fund, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

AMSOUTH BOND FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by all of the funds in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund, including securities of both the AmSouth Prime Money Market Fund and the AmSouth U.S. Treasury Fund, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

AMSOUTH LIMITED TERM BOND FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the Fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund, including securities of both the AmSouth Prime Money Market Fund and the AmSouth U.S. Treasury Fund, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

AMSOUTH GOVERNMENT INCOME FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund, including securities of the AmSouth Prime Money Market Fund and the AmSouth U.S. Treasury Fund, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

AMSOUTH MUNICIPAL BOND FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund, including securities of both the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Fund and the AmSouth Tax-Exempt Money Market Fund, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding;

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment' objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.


AMSOUTH FLORIDA TAX-EXEMPT FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund, including securities of the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Fund and the AmSouth Tax-Exempt Money Market Fund, and the fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

         8. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding;

         9. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         10. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.


AMSOUTH PRIME MONEY MARKET FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.


AMSOUTH U.S. TREASURY MONEY MARKET FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts with respect to each fund other than the Small Cap, Enhanced Market and Select Equity Funds, which may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by all of the funds except the U.S. Treasury Fund in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted for the Growth Fund, the Small Cap Fund, the Equity Income Fund, the Enhanced Market Fund and the Select Equity Fund);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger. consolidation, reorganization, or acquisition of assets, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or
(iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment' objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.


AMSOUTH TAX-EXEMPT MONEY MARKET FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by the fund in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

         8. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         9. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.


AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND

THE FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be, deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, immediately after such purchase, the fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation;

         7. Borrow money or issue senior securities, except that the fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the fund's total assets at the time of its borrowing. The fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

         8. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.


AMSOUTH INTERNATIONAL EQUITY FUND

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (except the fund may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.


AMSOUTH MID CAP FUND

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (except the fund may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted);

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.


AMSOUTH LARGE CAP FUND

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (except the fund may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted);

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.


AMSOUTH CAPITAL GROWTH FUND

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (except the fund may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted);

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.


AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (except the fund may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.


AMSOUTH TENNESSEE TAX-EXEMPT FUND

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (except the fund may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.

AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (except the fund may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded).

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.


AMSOUTH TREASURY RESERVE MONEY MARKET FUND

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate;

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.

AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.


AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.

AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.


AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO

THE FUND MAY NOT:

         1. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         2. Make loans, except that the fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements; and

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that the fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the fund's investment objectives, restrictions and policies.

                                   APPENDIX B

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
                         WITH OAKBROOK INVESTMENTS, LLC

                             SUB-ADVISORY AGREEMENT


         AGREEMENT dated as of the ___ day of ___________, 2002, between AmSouth Investment Management Company, LLC, a corporation with its principal place of business in Alabama (herein called the "Investment Adviser") and OakBrook Investments, LLC, a limited liability corporation with its principal place of business in Illinois (herein called the "Sub-Adviser").

         WHEREAS, the Investment Adviser is the investment adviser to AmSouth Funds, a Massachusetts business trust (herein called the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to assist the Investment Adviser in providing investment advisory services in connection with such portfolios of the Trust as now or hereafter may be identified on Schedule A hereto as such Schedule may be amended from time to time with the consent of the parties hereto (each herein called a "Fund").

         WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the terms and conditions and for the compensation set forth below.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Investment Adviser hereby appoints the Sub-Adviser its sub-adviser with respect to the Fund and the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. DELIVERY OF DOCUMENTS. The Investment Adviser shall provide to the Sub-Adviser copies of the Trust's most recent prospectus and statement of additional information (including supplement thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a "Prospectus" and a "Statement of Additional Information").

         3. SUB-ADVISORY SERVICES TO THE FUNDS.

            (a) Subject to the supervision of the Investment Adviser, the Sub-Adviser will provide a continual investment program for such portion, if any, of the Fund's assets, that is allocated to the Sub-Adviser by the Investment Adviser from time to time. With respect to such assets, the Sub-Adviser will (i) provide investment research and credit analysis concerning the Fund's investments; (ii) place orders for all purchases and sales of the investments made for the Fund; (iii) maintain the books and records required in connection with its duties hereunder; and (iv) keep the Investment Adviser informed of developments materially affecting the Fund.

            (b) The Sub-Adviser will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; provided that, notwithstanding this Paragraph 3(b), the liability of the Sub-Adviser for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Paragraph 11(a) of this Agreement.

            (c) The Sub-Adviser will communicate to the Investment Adviser and to the Trust's custodian and Fund accountants as instructed by the Investment Adviser on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be affected, (iv) the CUSIP number of the security, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement.

            (d) The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information, and such other guidelines as the Board of Trustees of the Trust ("Board") or the Investment Adviser may establish.

            (e) The Sub-Adviser will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Trust's Board of Trustees with such periodic and special reports as the Board may reasonably request.

            (f) The Sub-Adviser will promptly review all (1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund's shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days after discovery of such discrepancies.

            (g) At such times as reasonably requested by the Board or the Investment Adviser, the Sub-Adviser will provide economic and investment analysis and reports, and make available to the Board and the Investment Adviser such economic, statistical, or investment services normally available to similar investment company clients of the Sub-Adviser.

            (h) The Sub-Adviser will make its portfolio managers and other appropriate personnel available to the Board and the Investment Adviser at reasonable times to review the Fund's investment policies and to consult with the Board and the Investment Adviser regarding the investment affairs of the Fund, including economic and statistical and investment matters relevant to the Sub-Adviser's duties hereunder, and the portfolio strategies employed.

            (i) The Sub-Adviser will provide the Investment Adviser with quarterly compliance reports and certifications in the forms requested by the Investment Adviser.

            (j) The Sub-Adviser will provide the Trust with reasonable evidence that, with respect to its activities on behalf of the Fund, the Sub-Adviser is maintaining (i) adequate fidelity bond insurance; and (ii) an appropriate Code of Ethics and related reporting procedures.

         4. BROKERAGE. The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Adviser will consider the experience and skill of the firm's securities traders, as well as the firm's financial responsibility and administrative efficiency. The Sub-Adviser will use its best efforts to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Adviser may, subject to the approval of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage or research services provided, viewed either in terms of a particular transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients. In no instance will portfolio securities be purchased from or sold to the Trust's principal distributor, the Investment Adviser or any affiliate thereof (as the term "affiliate" is defined in the 1940 Act), except to the extent permitted by Securities and Exchange Commission exemptive order or by applicable law.

         5. COMPLIANCE WITH LAWS; CONFIDENTIALITY; CONFLICTS OF INTEREST.

            (a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the "Rules").

            (b) The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

            (c) The Sub-Adviser will maintain a policy and practice of conducting sub-advisory services hereunder independently of the banking operations of its affiliates. In making investment recommendations for the Fund, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund's account are bank customers of the Sub-Adviser's affiliates unless so required by applicable law. In dealing with their bank customers, affiliates of Sub-Adviser will not inquire or take into consideration whether securities of those customers are held by the Fund.

         6. CONTROL BY TRUST'S BOARD OF TRUSTEES. Any recommendations concerning the Fund's investment program proposed by the Sub-Adviser to the Fund and the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

         7. SERVICES NOT EXCLUSIVE. The Sub-Adviser's services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar or dissimilar services to others so long as its services under this Agreement are not impaired thereby.

         8. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable Rule, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 under the 1940 Act and any other applicable Rule.

         9. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Trust or any Fund including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.

         10. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Investment Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund's net assets shall be computed in the manner specified in the Prospectus and the Statement of Additional Information for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of the Fund's shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

         11. LIMITATION OF LIABILITY.

         (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which this Agreement relates, except that Sub-Adviser shall be liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty by Sub-Adviser under the 1940 Act and other Rules with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Trust, the Fund, their Trustees, officers and shareholders, from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Sub-Adviser's reckless disregard of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Investment Adviser.

            (b) The Investment Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Investment Adviser has agreed to under the Advisory Agreement.

         12. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof provided that it shall have been approved (a) by a vote of a majority of the members of the Board who are not parties to this Agreement or interested persons of the Trust, the Investment Adviser or the Sub-Adviser ("Independent Trustees"), cast in person at a meeting called for the purposes of voting on such approval; and (b) by a vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue with respect to the Fund until [ ]. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods ending on [ ] of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Adviser on 60 days written notice to the Sub-Adviser or (iv) by the Sub-Adviser on 60 days written notice to the Investment Adviser.

         Any notice of termination served on the Sub-Adviser by the Trust or the Investment Adviser shall be without prejudice to the obligation of the Sub-Adviser to complete transactions already initiated or acted upon with respect to the Fund. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

         13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

         14. NOTIFICATION OF INVESTMENT ADVISER. The Sub-Adviser will promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended; (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund or the Trust; or (c) any other occurrence that reasonably could have a material adverse impact on the ability of the Sub-Adviser to provide the services provided for in this Agreement.

         15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

         16. PRIVACY POLICY. The Sub-Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Fund received from the Investment Adviser is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of Regulation S-P, and agrees that such information: (i) shall not be disclosed to any third party for any purpose without the written consent of the Investment Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of Regulation S-P; and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of Regulation S-P if so required.

         17. ANTI-MONEY LAUNDERING COMPLIANCE. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, and implementing regulations ("BSA"), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust's Anti-Money Laundering Policy and the BSA, as the same may apply to the Sub-Adviser, now or in the future. The Sub-Adviser further agrees to provide to the Trust such reports, certifications and contractual assurances as may be requested by the Trust or the Investment Adviser.

         18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Alabama law.

         The names "AmSouth Funds" and "Trustees of AmSouth Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Agreement and Declaration of Trust dated as of November 23, 1999 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "AmSouth Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

         (SEAL)                AMSOUTH INVESTMENT MANAGEMENT COMPANY, LLC


                               By:
                                    --------------------------------------------
                               Title:
                                       -----------------------------------------



         (SEAL)                OAKBROOK INVESTMENTS, LLC


                               By:
                                    --------------------------------------------
                               Title:
                                       -----------------------------------------

                                                    Dated:
                                                          ----------------------

                                   SCHEDULE A

                            To Sub-Advisory Agreement
                            dated as of _____________
               between AmSouth Investment Management Company, LLC
                          and OakBrook Investments, LLC



NAME OF FUND                       ANNUAL FEE AS A PERCENTAGE OF
                                   AVERAGE DAILY NET ASSETS
                                   -----------------------------
AmSouth Mid Cap Fund               0.30% on the first $50  million  of average
                                   aggregate  daily net assets and 0.20%
                                   on assets in excess of $50 million


Consented to by:



Date:  _______________        AMSOUTH INVESTMENT MANAGEMENT COMPANY, LLC



                             By:
                                  ----------------------------------------------



Date:  _______________       OAKBROOK INVESTMENTS, LLC



                             By:
                                  ----------------------------------------------

                                   APPENDIX C

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
                       WITH DIMENSIONAL FUND ADVISORS INC.

                             SUB-ADVISORY AGREEMENT

         AGREEMENT dated as of the ___ day of ___________, 2002, between AmSouth Investment Management Company, LLC, a corporation with its principal place of business in Alabama (herein called the "Investment Adviser") and Dimensional Fund Advisors Inc., a corporation with its principal place of business in California (herein called the "Sub-Adviser").

         WHEREAS, the Investment Adviser is the investment adviser to AmSouth Funds, a Massachusetts business trust (herein called the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to assist the Investment Adviser in providing investment advisory services in connection with such portfolios of the Trust as now or hereafter may be identified on Schedule A hereto as such Schedule may be amended from time to time with the consent of the parties hereto (each herein called a "Fund").

         WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the terms and conditions and for the compensation set forth below.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Investment Adviser hereby appoints the Sub-Adviser its sub-adviser with respect to the Fund and the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Fund or the Investment Adviser in any way or otherwise be deemed to be an agent of the Trust, the Fund or the Investment Adviser.

         2. DELIVERY OF DOCUMENTS. The Investment Adviser shall furnish to the Sub-Adviser copies of the following documents:

            (a) The Declaration of Trust of the Trust as in effect on the date hereof;

            (b) The By-laws of the Trust as in effect on the date hereof;

            (c) The resolutions of the Board approving the engagement of the Sub-Adviser as sub-adviser for the Fund and approving the form of this Agreement;

            (d) The resolutions of the Board selecting the Investment Adviser as investment adviser to the Fund and approving the form of the Investment Advisory Agreement with the Trust, on behalf of the Fund;

            (e) The Investment Advisory Agreement with the Trust, on behalf of the Fund;

            (f) Current copies of the registration statement, Prospectus and Statement of Additional Information of the Trust relating to the Fund;

            (g) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Fund; and

            (h) A list of affiliated brokers and underwriters and other affiliates for compliance with applicable provisions of the Investment Company Act.

            The Investment Adviser shall furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (a) through (h) above shall be provided within 30 days of the times such materials became available to the Investment Adviser and, until so provided, the Sub-Adviser may continue to rely on those documents previously provided. With respect to Items (g) and (h) above, the Sub-Adviser shall have a reasonable amount of time, giving due consideration to the nature of the information so provided, to process such information before it becomes effective as to the Sub-Adviser.

         3. SUB-ADVISORY SERVICES TO THE FUNDS.

            (a) Subject to the supervision of the Investment Adviser, the Sub-Adviser will provide a continual investment program for such portion, if any, of the Fund's assets, that is allocated to the Sub-Adviser by the Investment Adviser from time to time. With respect to such assets, the Sub-Adviser will: (i) make investment decisions with respect to the investment and re-investment of the Fund's assets; (ii) place orders for all purchases and sales of the investments made for the Fund; (iii) maintain the books and records required in connection with its duties hereunder; and (iv) keep the Investment Adviser informed of developments materially affecting the Fund. The Investment Adviser shall retain direct portfolio management responsibility with respect to any assets of the Fund which are not allocated by it to the portfolio management of the Sub-Adviser.

            (b) The Sub-Adviser will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; provided that, notwithstanding this Paragraph 3(b), the liability of the Sub-Adviser for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Paragraph 11(a) of this Agreement.

            (c) The Sub-Adviser will communicate to the Trust's custodian and Fund accountants as instructed by the Investment Adviser on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be affected, (iv) the

CUSIP or SEDOL number of the security, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement.

            (d) The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information, and such other guidelines as the Board of Trustees of the Trust ("Board") may establish and which are provided to the Sub-Adviser in accordance with Section 2 of this Agreement.

            (e) The Sub-Adviser will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Trust's Board of Trustees with such periodic and special reports as the Board may reasonably request.

            (f) After each month-end,  the Sub-Adviser  will promptly review all
(1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund's shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days after discovery of such discrepancies.

            (g) At such times as reasonably requested by the Board or the Investment Adviser, the Sub-Adviser will provide economic and investment analysis and reports, and make available to the Board and the Investment Adviser such economic, statistical, or investment services normally available to similar investment company clients of the Sub-Adviser.

            (h) The Sub-Adviser will make its portfolio managers and other appropriate personnel available to the Board and the Investment Adviser at reasonable times to review the Fund's investment policies and to consult with the Board and the Investment Adviser regarding the investment affairs of the Fund, including economic and statistical and investment matters relevant to the Sub-Adviser's duties hereunder, and the portfolio strategies employed.

            (i)  The  Sub-Adviser  will  provide  the  Investment  Adviser  with
quarterly   compliance  reports  and  certifications  in  the  forms  reasonably requested by the Investment Adviser.

            (j) The Sub-Adviser will provide the Trust with reasonable evidence that, with respect to its activities on behalf of the Fund, the Sub-Adviser is maintaining (i) adequate fidelity bond insurance; and (ii) an appropriate Code of Ethics and related reporting procedures.

         4. BROKERAGE. The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Adviser will consider the factors it deems relevant, including, as applicable, the experience and skill of the firm's securities traders, as well as the firm's financial responsibility and administrative efficiency. The Sub-Adviser will use its best efforts to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, and in selecting a broker to execute a particular transaction, the Sub-Adviser may consider the brokerage and research services provided to the Fund and other accounts over which the Sub-Adviser exercises investment discretion. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage or research services provided, viewed either in terms of a particular transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients. Compensation received by the Sub-Adviser pursuant to this Agreement shall not be reduced by any benefits received by the Sub-Adviser pursuant to this section. The Sub-Adviser may direct brokerage to whomever it deems appropriate consistent with the foregoing. In no instance will portfolio securities be purchased from or sold to the Trust's principal distributor, the Investment Adviser or any affiliate thereof (as the term "affiliate" is defined in the 1940 Act), except to the extent permitted by Securities and Exchange Commission ("SEC") exemptive order or by applicable law.

         5. COMPLIANCE WITH LAWS; CONFIDENTIALITY; CONFLICTS OF INTEREST.

            (a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the "Rules").

            (b) The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply; (ii) after notification to the Investment Adviser or Trust, in response to regulatory inspection requests or other regulatory inquiries or (iii) when so requested by the Investment Adviser or the Trust.

            (c) It is understood that any non-public information or non-public recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Adviser, Trust or such persons as the Investment Adviser may designate in connection with the business of the Fund.

         6. CONTROL BY TRUST'S BOARD OF TRUSTEES. Any recommendations concerning the Fund's investment program proposed by the Sub-Adviser to the Fund and the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

         7. SERVICES NOT EXCLUSIVE. The Sub-Adviser's services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar or dissimilar services to others. The Investment Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Investment Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more Funds, investment companies or accounts managed by the Sub-Adviser, the available securities or investments will be allocated in a manner believed by the Sub-Adviser to be equitable to each of them. It is recognized and acknowledged by the Investment Adviser that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund. In addition, the Investment Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         8. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable Rule, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 under the 1940 Act and any other applicable Rule.

         9. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Trust or any Fund including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.

         10. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Investment Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund's net assets shall be computed in the manner specified in the Prospectus and the Statement of Additional Information for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of the Fund's shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

         11. LIMITATION OF LIABILITY.

             (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which this Agreement relates, except that Sub-Adviser shall be liable to the Investment Adviser for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Investment Adviser.

             (b) The Investment Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Investment Adviser has agreed to under the Advisory Agreement.

         12. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof provided that it shall have been approved (a) by a vote of a majority of the members of the Board who are not parties to this Agreement or interested persons of the Trust, the Investment Adviser or the Sub-Adviser ("Independent Trustees"), cast in person at a meeting called for the purposes of voting on such approval; and (b) by a vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue with respect to the Fund until [ ]. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods ending on [ ] of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Adviser on 60 days written notice to the Sub-Adviser or (iv) by the Sub-Adviser on 60 days written notice to the Investment Adviser. Any notice of termination served on the Sub-Adviser by the Trust or the Investment Adviser shall be without prejudice to the obligation of the Sub-Adviser to complete transactions already initiated or acted upon with respect to the Fund. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

         13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

         14. NOTIFICATION OF INVESTMENT ADVISER. The Sub-Adviser will promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended; (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund or the Trust; or (c) any other occurrence that reasonably could have a material adverse impact on the ability of the Sub-Adviser to provide the services provided for in this Agreement.

         15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

         16. PRIVACY POLICY. The Sub-Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Fund received from the Investment Adviser is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of Regulation S-P, and agrees that such information: (i) shall not be disclosed to any third party for any purpose without the written consent of the Investment Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of Regulation S-P; and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of Regulation S-P if so required.

         17. REFERENCES TO THE INVESTMENT ADVISER AND SUB-ADVISER. During the term of this Agreement, each party agrees to furnish to the other party at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to sales personnel, shareholders of the Trust or the public, which refer to the other party or its clients in any way, prior to use thereof and not to use such material if the other party reasonably objects in writing five business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to the other party by first-class or overnight mail, facsimile transmission equipment or hand delivery.

         18. CLIENT SUITABILITY. The Investment Adviser understands and agrees that the Sub-Adviser, as part of its duties hereunder, is not responsible for determining whether or not the Fund is suitable and appropriate investments for the clients who invest in such.

         19. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Massachusetts law.

         The names "AmSouth Funds" and "Trustees of AmSouth Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Agreement and Declaration of Trust dated as of November 23, 1999 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "AmSouth Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



         (SEAL)        AMSOUTH INVESTMENT MANAGEMENT COMPANY, LLC


                       By:
                            ----------------------------------------------------
                       Title:
                               -------------------------------------------------



         (SEAL)        DIMENSIONAL FUND ADVISORS INC.


                       By:
                            ----------------------------------------------------
                       Title:
                               -------------------------------------------------

                                                   Dated:
                                                          ----------------------

                                   SCHEDULE A

                            To Sub-Advisory Agreement
                            dated as of _____________
               between AmSouth Investment Management Company, LLC
                       and Dimensional Fund Advisors Inc.



NAME OF FUND                                ANNUAL FEE AS A PERCENTAGE OF
------------                                AVERAGE DAILY NET ASSETS
                                            ------------------------------

AmSouth International Equity Fund           0.40% on the first $40 million of
                                            average aggregate daily net assets
                                            and 0.20% on assets in excess of $40
                                            million



Consented to by:



Date:  _______________      AMSOUTH INVESTMENT MANAGEMENT COMPANY, LLC



                            By:
                                 -----------------------------------------------




Date:  _______________      DIMENSIONAL FUND ADVISORS INC.



                            By:
                                 -----------------------------------------------

                                   APPENDIX D

                  FORM OF AMENDED INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of May 12, 2001 between AMSOUTH FUNDS, a Massachusetts business trust (herein called the "Trust"), and AMSOUTH INVESTMENT MANAGEMENT COMPANY LLC, an Alabama corporation, (herein called the "Investment Advisor").

         WHEREAS,   the  Trust  is  registered  as  an  open-end,   diversified,
management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Trust desires to retain the Investment Advisor to furnish investment advisory services to certain investment portfolios of the Trust (the "Funds") and the Investment Advisor represents that it is willing and possesses legal authority to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Trust hereby appoints the Investment Advisor to act as investment advisor to the Funds identified on Schedule A hereto for the period and on the terms set forth in this Agreement. The Investment Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Advisor with copies properly certified or authenticated of each of the following:

             (a) the  Trust's  Declaration  of Trust,  as executed on October 1,
1987 and as filed with the Secretary of State of The Commonwealth of Massachusetts on October 2, 1987, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

             (b) the Trust's By-laws and amendments thereto;

             (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Advisor and approving this Agreement;

             (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on May 4, 1988 and all amendments thereto;

             (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act"), (File No. 33-21660) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

             (f) the Funds' most recent prospectuses and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

         The Trust will furnish the Investment Advisor from time to time with copies of all amendments of or supplements to the foregoing.

         3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Investment Advisor will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in said Funds. The Investment Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Investment Advisor will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Investment Advisor further agrees that it:

             (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

             (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Advisor;

             (c) will not make loans to any person to purchase or carry units of beneficial interest in the Trust or make loans to the Trust;

             (d) will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Advisor will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Advisor with research advice and other services. In no instance will portfolio securities be purchased from or sold to BISYS Fund Services, Inc., AmSouth Investment Management Company, or any affiliated person of either the Trust, BISYS Fund Services, Inc. or AmSouth Investment Management Company;

             (e) will maintain all books and records with respect to the Trust's securities transactions and will furnish the Trust's Board of Trustees such periodic and special reports as the Board may request;

             (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential interestholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

             (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Investment Advisor's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Investment Advisor or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Advisor and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

         4. SERVICES NOT EXCLUSIVE. The investment management services furnished by the Investment Advisor hereunder are not to be deemed exclusive, and the Investment Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Advisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. EXPENSES. During the term of this Agreement, the Investment Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

         7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Advisor and the Investment Advisor will accept as full compensation therefor a fee computed daily and paid monthly at the applicable annual rate set forth on Schedule A hereto. Each Fund's obligation to pay the above-described fee to the Investment Advisor will begin as of the date of the initial public sale of shares in that Fund.

         If in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over the Trust) exceed the expense limitations of any such state, the Investment Advisor will reimburse the Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Fund to the Investment Advisor hereunder to the aggregate fees otherwise payable by the Fund to the Investment Advisor hereunder and to BISYS Fund Services, Inc. under the Administration Agreement between BISYS Fund Services, Inc. and the Trust. The obligation of the Investment Advisor to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, PROVIDED, HOWEVER, that notwithstanding the foregoing, the Investment Advisor shall reimburse the Funds for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

         8. LIMITATION OF LIABILITY. The Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         9. DURATION AND TERMINATION. This Agreement will become effective as to a particular Fund as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act. Unless sooner terminated, this Agreement shall continue in effect until January 31, 2002 and thereafter shall continue in effect for successive periods of one year each ending on January 31st of each year, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such
Fund) or by the Investment Advisor. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

         10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         11. DELEGATION OF THE INVESTMENT ADVISOR'S DUTIES AS INVESTMENT ADVISOR. Any of the foregoing Investment Advisor's duties specified in Paragraphs 1 and 3 of this Agreement as investment advisor to any or all Series may be delegated by the Investment Advisor, at the Investment Advisor's expense, to another appropriate party (including an affiliated party), provided that such party is bound by all the corresponding duties and conditions to which the Investment Advisor is subject by Paragraphs 1, 2 and 3 of this Agreement and further provided that any agreement between the Investment Advisor and such party meets all requirements of the 1940 Act and rules thereunder. Furthermore, to the extent consistent with the regulations and orders of the Securities and Exchange Commission, the appointment and engagement of any sub-advisor and delegation to it of duties hereunder by the Investment Advisor shall be subject only to the approval of the Board of Trustees. The Investment Advisor shall oversee the performance of delegated functions by any such party and shall furnish to the Trust with quarterly evaluations and analyses concerning the performance of delegated responsibilities by those parties.

         12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of The Commonwealth of Massachusetts.

         The names "AmSouth Funds" and "Trustees of AmSouth Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of October 1, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "AmSouth Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, interestholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                 AMSOUTH FUNDS


Seal                             By:
                                      ---------------------------------------

                                 Name:
                                        -------------------------------------

                                 Title:
                                         ------------------------------------




                                 AMSOUTH INVESTMENT
                                 MANAGEMENT COMPANY, LLC


Seal                             By:
                                      ---------------------------------------

                                 Name:
                                        -------------------------------------

                                 Title:
                                         ------------------------------------

                                   SCHEDULE A
                      TO THE INVESTMENT ADVISORY AGREEMENT
                        DATED AS OF MAY 12, 2001 BETWEEN
                                AMSOUTH FUNDS AND
                      AMSOUTH INVESTMENT MANAGEMENT COMPANY

NAME OF FUND
AmSouth Funds                            Annual rate of forty one-hundredths of one percent (.40%) of AmSouth Funds
Prime Money Market Fund                  Prime Money Market Fund's average daily net assets.

AmSouth Funds                            Annual rate of eighty one-hundredths of one percent (.80%) of AmSouth Funds
Value Fund                               Value Fund's average daily net assets.

AmSouth Funds                            Annual rate of forty one-hundredths of one percent (.40%) of AmSouth Funds
U.S. Treasury Money Market Fund          U.S. Treasury Fund's average daily net assets.

AmSouth Funds                            Annual rate of twenty one-hundredths of one percent (.20%) of AmSouth Funds
Tax-Exempt Money Market Fund             Tax-Exempt Money Market Fund's average daily net assets.

AmSouth Funds                            Annual rate of fifty one-hundredths of one percent (.50%) of AmSouth Funds
Bond Fund                                Bond Fund's average daily net assets.

AmSouth Funds                            Annual rate of eighty one-hundredths of one percent (.80%) of AmSouth Funds
Balanced Fund                            Balanced Fund's average daily net assets.

AmSouth Funds                            Annual rate of forty one-hundredths of one percent (.40%) of AmSouth Funds
Municipal Bond Fund                      Municipal Bond Fund's average daily net assets.

AmSouth Funds                            Annual rate of thirty one-hundredths of one percent (.30%) of AmSouth Funds
Government Income Fund                   Government Income Fund's average daily net assets.

AmSouth Funds                            Annual rate of thirty one-hundredths of one percent (.30%) of AmSouth Funds
Florida Tax-Exempt Fund                  Florida Tax-Exempt Fund's average daily net assets.

AmSouth Funds                            Annual rate of eighty one-hundredths of one percent (.80%) of AmSouth Funds
Growth Fund                              Growth Fund average daily net assets.

AmSouth Funds                            Annual rate of one hundred twenty one-hundredths of one percent (1.20%) of
Small Cap Fund                           AmSouth Funds Small Cap Fund's average daily net assets.

AmSouth Funds                            Annual rate of eighty one-hundredths of one percent (.80%) of AmSouth Funds
Equity Income Fund                       Equity Income Fund's average daily net assets.



                                      D-6

NAME OF FUND

AmSouth Funds                            Annual rate of twenty one-hundredths of one percent (.20%) of the AmSouth
Institutional Prime Obligations Fund     Funds Institutional Prime Obligations Fund.

AmSouth Funds                            Annual rate of twenty one-hundredths of one percent (.20%) of the AmSouth
Institutional U.S. Treasury Money        Funds Institutional U.S. Treasury Money Market Fund.
Market Fund

AmSouth Funds                            Annual rate of forty-five one-hundredths of one percent (.45%) of AmSouth
Enhanced Market Fund                     Funds Enhanced Market Fund's average daily net assets.

AmSouth Funds                            Annual rate of eighty one-hundredths of one percent (.80%) of AmSouth Funds
Select Equity Fund                       Select Equity Fund's average daily net assets.

AmSouth Funds                            Annual rate of one hundred twenty-five one-hundredths of one percent
International Equity Fund                (1.25%) of AmSouth Funds International Equity Fund's average daily net assets.

AmSouth Funds                            Annual rate of one hundred one hundredths of one percent (1.00%) of AmSouth
Mid Cap Fund                             Funds Mid-Cap Equity Fund's average daily net assets.

AmSouth Funds                            Annual rate of eighty one-hundredths of one percent (.80%) of AmSouth Funds
Capital Growth Fund                      Capital Growth Fund's average daily net assets.

AmSouth Funds                            Annual rate of eighty one-hundredths of one percent (.80%) of AmSouth Funds
Large Cap                                Large Cap Fund's average daily net assets.

AmSouth Funds                            Annual rate of sixty-five one-hundredths of one percent (.65%) of AmSouth
Limited Term U.S. Government Fund        Funds Limited Term U.S. Government Fund's average daily net assets.

AmSouth Funds                            Annual rate of sixty-five one-hundredths of one percent (.65%) of AmSouth
Tennessee Tax-Exempt Fund                Funds Tennessee Tax-Exempt Fund's average daily net assets.

AmSouth Funds                            Annual rate of sixty-five one-hundredths of one percent (.65%) of AmSouth
Limited Term Bond Fund                   Funds Limited Term Bond Fund's average daily net assets.



                                      D-7

NAME OF FUND

AmSouth Funds                            Annual rate of sixty-five one-hundredths of one percent (.65%) of AmSouth
Limited Term Tennessee Tax-Exempt Fund   Funds Limited Term Tennessee Tax-Exempt Fund's average daily net assets.

AmSouth Funds                            Annual rate of forty one-hundredths of one percent (.40%) of AmSouth Funds
Treasury Reserve Money Market Fund       U.S. Treasury Money Market Fund's average daily net assets.

AmSouth Funds                            Annual rate of twenty one-hundredths of one percent (.20%) of AmSouth Funds
Strategic Portfolios: Aggressive         Strategic Portfolios: Aggressive Growth Portfolio's average daily net
Growth Portfolio                         assets.

AmSouth Funds                            Annual rate of twenty one-hundredths of one percent (.20%) of AmSouth Funds
Strategic Portfolios: Growth Portfolio   Strategic Portfolios: Growth Portfolio's average daily net assets.

AmSouth Funds                            Annual rate of twenty one-hundredths of one percent (.20%) of AmSouth Funds
Strategic Portfolios: Growth and         Strategic Portfolios: Growth and Income Portfolio's average daily net
Income Portfolio                         assets.

AmSouth Funds                            Annual rate of twenty one-hundredths of one percent (.20%) of AmSouth Funds
Strategic Portfolios: Moderate Growth    Strategic Portfolios: Moderate Growth and Income Portfolio's average daily
and Income Portfolio                     net assets.


AMSOUTH INVESTMENT                        AMSOUTH FUNDS
MANAGEMENT COMPANY, LLC


By:                                       By:
       --------------------------                 ------------------------------
Name:                                     Name:
       --------------------------                 ------------------------------
Title:                                    Title:
       --------------------------                 ------------------------------

                                   APPENDIX E

MORE INFORMATION ABOUT THE ADVISOR

             The Advisor serves as the Funds' investment advisor. The Advisor is a wholly-owned asset management subsidiary of AmSouth Bank, a wholly-owned subsidiary of AmSouth Bancorporation, a diversified organization, with operations in many areas of the financial services industry. The principal business offices of the Advisor are located at 1901 Sixth Avenue North, Suite 620, Birmingham, AL 35203. The principal business offices of AmSouth Bank and AmSouth Bancorporation are located at AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203. As of June 30, 2002, the Advisor served as investment advisor to twenty-seven investment portfolios of AmSouth Funds and as investment sub-advisor to seven separate investment portfolios of Variable Insurance Funds with aggregate assets of approximately $7,297,291,169.

         Since July 31, 2002, purchases and sales of the securities of any parent or subsidiary of the Advisor, AmSouth Bank or AmSouth Bancorporation by the Trustees of the Funds have not exceeded 1% of the outstanding securities of any class of securities of such entities.

             The following is a list of the managers and principal executive officers of the Advisor. Geoffrey A. von Kuhn, a manager of the Advisor, also serves as a Trustee of AmSough Funds.

                                        POSITION(S) AND PRINCIPAL OCCUPATION
NAME AND ADDRESS                        WITH THE ADVISOR

Geoffrey A. von Kuhn                    Manager
AmSouth Harbert Plaza
Upper Lobby
1901 Sixth Avenue North
Birmingham, AL 35203

Joseph Keating                          Chairman and Manager
AmSouth Harbert Plaza -
Upper Lobby
1901 Sixth Avenue North
Birmingham, AL 35203

Mike C. Daniel                          Manager
AmSouth Harbert Plaza -
Upper Lobby
1901 Sixth Avenue North
Birmingham, AL 35203

Don Kimble                              Manager
AmSouth Harbert Plaza -
Upper Lobby
1901 Sixth Avenue North
Birmingham, AL 35203

                                        POSITION(S) AND PRINCIPAL OCCUPATION
NAME AND ADDRESS                        WITH THE ADVISOR

Richard Calvert                         Vice President and Portfolio Manager
AmSouth Harbert Plaza -
1901 Sixth Avenue North
Suite 620
Birmingham, AL 35203

Rob Rinner                              Vice President and Portfolio Manager
315 Deaderick Street
Fifth Floor
Nashville, TN 37237

Frederick S. Crown, Jr.                 Vice President and Portfolio Manager
315 Deaderick Street
Fifth Floor
Nashville, TN 37237

John W. Travis                          Secretary and Compliance Officer
315 Deaderick Street
Seventh Floor
Nashville, TN 37237

Stanley C. Moss                         Chief Financial Officer
AmSouth Harbert Plaza
Upper Lobby
1901 Sixth Avenue North
Birmingham, AL 35203

OTHER INVESTMENT COMPANY CLIENTS

         The Advisor serves as investment adviser to the following investment companies, which have investment objectives similar to the Funds', at the fee rates set forth below.

                                                                                APPROXIMATE NET ASSETS
                                                                                    JUNE 30, 2002            ANNUAL
                                    FUND                                            (IN MILLIONS)         ADVISORY FEE
AmSouth Value Fund                                                                      $594.0               0.80%

AmSouth Small Cap Fund                                                                  $162.2               1.20%

AmSouth Equity Income Fund                                                              $94.2                0.80%

AmSouth Balanced Fund                                                                   $162.4               0.80%

AmSouth Select Equity Fund                                                              $17.7                0.80%

AmSouth Enhanced Market Fund                                                            $36.6                0.45%

AmSouth Bond Fund                                                                       $642.4               0.65%

AmSouth Limited Term Bond Fund                                                          $180.6               0.65%

AmSouth Government Income Fund                                                          $289.1               0.65%

AmSouth Municipal Bond Fund                                                             $394.4               0.65%

AmSouth Florida Tax-Exempt Fund                                                         $60.9                0.65%

AmSouth Prime Money Market Fund                                                        $1,302.8              0.40%

AmSouth U.S. Treasury Money Market Fund                                                 $257.7               0.40%

AmSouth Tax-Exempt Money Market Fund                                                    $211.9               0.40%

AmSouth Institutional Prime Obligations Money Market Fund                               $663.5               0.20%

AmSouth International Equity Fund                                                       $289.9               1.25%

AmSouth Mid Cap Fund                                                                    $50.5                1.00%

AmSouth Capital Growth Fund                                                             $287.8               0.80%

AmSouth Large Cap Fund                                                                  $512.9               0.80%

AmSouth Limited Term U.S. Government Fund                                               $40.3                0.65%

AmSouth Tennessee Tax-Exempt Fund                                                       $52.3                0.65%

AmSouth Limited Term Tennessee Tax-Exempt Fund                                          $10.8                0.65%

AmSouth Treasury Reserve Money Market Fund                                              $321.2               0.40%

AmSouth Strategic Portfolios: Aggressive Growth Portfolio                               $24.6                0.20%

AmSouth Strategic Portfolios: Growth Portfolio                                          $19.9                0.20%

AmSouth Strategic Portfolios: Growth and Income Portfolio                               $78.5                0.20%



                                      E-3

                                                                                APPROXIMATE NET ASSETS
                                                                                    JUNE 30, 2002            ANNUAL
                                    FUND                                            (IN MILLIONS)         ADVISORY FEE

AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio                      $22.8                0.20%

Variable Insurance Funds - AmSouth Equity Income Fund                                   $64.1                0.60%

Variable Insurance Funds - AmSouth Select Equity Fund                                   $29.4                0.80%

Variable Insurance Funds - AmSouth Mid Cap Fund                                          $4.2                0.90%

Variable Insurance Funds - AmSouth Large Cap Fund                                        $6.3                0.70%

Variable Insurance Funds - AmSouth Capital Growth Fund                                   $3.8                0.70%

Variable Insurance Funds - AmSouth Enhanced Market Fund                                  $5.3                0.45%

Variable Insurance Funds - AmSouth International Equity Fund                             $7.9                1.00%

                                   APPENDIX F

MORE INFORMATION ABOUT OAKBROOK

             OakBrook and its predecessor organizations have a history of money management dating from 1998. As of May 31, 2002, OakBrook had approximately $453 million of assets under management. OakBrook is located at 701 Warrenville Road, Suite 335, Lisle, IL 60532, is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. OakBrook is 50% owned by AmSouth Bank, the parent company of the Advisor, and 50% owned by Neil Wright, Janna L. Sampson and Peter Jankovskis. AmSouth Bank is a wholly-owned subsidiary of AmSouth Bancorporation. The principal business offices of AmSouth and AmSouth Bancorporation are located at AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35230.

         The following is a list of the directors and principal executive officers of OakBrook.

                               POSITION(S) AND PRINCIPAL
  NAME AND ADDRESS             OCCUPATION WITH OAKBROOK

Neil Wright                    President and Chief Investment Officer
701 Warrenville Road,
Suite 335, Lisle, IL 60532.

Janna L. Sampson               Director of Portfolio Management and
701 Warrenville Road,             Administration
Suite 335, Lisle, IL 60532.

Peter Jankovskis               Director of Research and Product Development
701 Warrenville Road,
Suite 335, Lisle, IL 60532.

Geoffrey A. von Kuhn           Manager
AmSouth Harbert Plaza -
UpperLobby
1901 Sixth Avenue North
Birmingham, AL 35203

T. Kurt Miller                 Manager
AmSouth Funds
1901 6th Avenue North
Suite 920
Birmingham, AL 35203

OTHER INVESTMENT COMPANY CLIENTS

         OakBrook also serves as investment advisor or sub-advisor to the following investment companies, which have investment objectives similar to the Funds', at the fee rates set forth below.

                                           APPROXIMATE NET ASSETS
                                                MAY 31, 2002           ANNUAL
              FUND                              (IN MILLIONS)       ADVISORY FEE
AmSouth Enhanced Market Fund                        $39.8              0.32%
AmSouth Variable Insurance Funds -
     Enhanced Market Fund                            $5.5               0.32%
AmSouth Bank Pension Fund                           $11.2                0%
AmSouth Select Equity Fund                          $17.4              0.56%
AmSouth Variable Insurance Funds -
     Select Equity Fund                             $28.1              0.56%

                                   APPENDIX G

MORE INFORMATION ABOUT DIMENSIONAL FUND ADVISORS INC.

         DFA has a history of money management dating from 1981. As of May 31, 2002, Dimensional had approximately $39 billion of assets under management. Dimensional is located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Dimensional controls DFA Securities Inc. ("DFA Securities"), Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"). DFA Securities is an Illinois corporation and is a limited purpose broker-dealer which supervises the sales of shares of the mutual funds managed by Dimensional. DFAL is a company organized under the laws of England, registered with the SEC and a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England. DFA Australia is a company organized under the laws of Australia, registered with the SEC and the Australian Securities and Investments Commission.

         The following is a list of the directors and principal executive officers of Dimensional.

                             POSITION(S) AND PRINCIPAL
NAME                         OCCUPATION WITH DIMENSIONAL

David G. Booth               Chairman, Chief Executive Officer and President

Rex A. Sinquefield           Chairman, Chief Investment Officer

Jeanne C. Sinquefield        Executive Vice President and Portfolio Manager

Michael T. Scardina          Vice President, Chief Financial Officer and
                                Treasurer

Kamyab Hashemi-Nejad         Vice President, Controller and Assistant Treasurer

Catherine L. Newell          Vice President, Secretary, General Counsel

Valerie A. Brown             Vice President, Assistant Secretary

Richard A. Eustice           Vice President, Assistant Secretary

Arthur H. Barlow             Vice President and Portfolio Manager

Truman A. Clark              Vice President

James L. Davis               Vice President

Robert T. Deere              Vice President and Portfolio Manager

Robert W. Dintzner           Vice President

Eugene F. Fama Jr.           Vice President

Robert M. Fezekas            Vice President

Glenn S. Freed               Vice President

Henry F. Gray                Vice President and Portfolio Manager

Stephen P. Manus             Vice President

                             POSITION(S) AND PRINCIPAL
NAME                         OCCUPATION WITH DIMENSIONAL

Karen E. McGinley            Vice President and Portfolio Manager

David A. Plecha              Vice President and Portfolio Manager

Andrew E. Rasmusen           Vice President

Eduardo A. Repetto           Vice President

George L. Sands              Vice President

David E. Schneider           Vice President

John C. Siciliano            Vice President, Director of Global Institutional
                                Services

Carl G. Snyder               Vice President and Portfolio Manager

Weston J. Wellington         Vice President

Daniel M. Wheeler            Vice President, Director of Global Financial
                                Advisor Services

--------------------------------------------------------------------------------

The business address of each person listed above is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

OTHER INVESTMENT COMPANY CLIENTS

         Dimensional also serves as investment advisor or sub-advisor to the following investment companies, which have investment objectives similar to the Funds', at the fee rates set forth below.

                                                                                   ANNUAL
                                            APPROXIMATE NET ASSETS                ADVISORY
                                                MAY 31, 2002                        FEE
            FUND                                (IN MILLIONS)       MANAGEMENT FEE       ADMINISTRATIVE FEE

DFA International Value Portfolio                   $474                0.20%                   0.20%

DFA International Value Portfolio II                $43                 0.20%                   0.01%

DFA International Value Portfolio III               $233                0.20%                   0.01%

DFA International Value Portfolio IV                $100                0.20%                   0.20 first $40 million
                                                                                                0.00 thereafter

VA International Value Portfolio                    $27                 0.40%                   0.00

SA International HBTM Fund                          $119                0.38%                   0.00

AAM/DFA International High B&M Portfolio            $129                0.20%                   0.01

DFA International Value Series                      $331                0.20%                   0.00

AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
   AND
ADDRESS]

                               AMSOUTH VALUE FUND
                             AMSOUTH SMALL CAP FUND
                           AMSOUTH EQUITY INCOME FUND
                              AMSOUTH BALANCED FUND
                          AMSOUTH ENHANCED MARKET FUND
                                AMSOUTH BOND FUND
                         AMSOUTH LIMITED TERM BOND FUND
                         AMSOUTH PRIME MONEY MARKET FUND
                     AMSOUTH U.S. TREASURY MONEY MARKET FUND
                      AMSOUTH TAX-EXEMPT MONEY MARKET FUND
            AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND


                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                OCTOBER 15, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

         The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the above-mentioned Funds on October 15, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


         PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

TO VOTE BY TOLL-FREE TELEPHONE CALL:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Call 1-800-890-6903.

         3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

                              PROXY CARD 1 - PAGE 1

TO VOTE ON THE INTERNET:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Go to the website www.proxyvote.com.

         3) Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.

TO VOTE BY MAIL:

         1)    Read the Proxy Statement.

         2)    Check the appropriate boxes on the Proxy Card below.

         3)    Sign and date the Proxy Card.

         4)    Return the Proxy Card promptly in the envelope provided.


*DO NOT MAIL THE PROXY CARD IF YOU ARE VOTING ON THE INTERNET OR BY TELEPHONE.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                               AMSOUTH VALUE FUND
                             AMSOUTH SMALL CAP FUND
                           AMSOUTH EQUITY INCOME FUND
                              AMSOUTH BALANCED FUND
                          AMSOUTH ENHANCED MARKET FUND
                                AMSOUTH BOND FUND
                         AMSOUTH LIMITED TERM BOND FUND
                         AMSOUTH PRIME MONEY MARKET FUND
                     AMSOUTH U.S. TREASURY MONEY MARKET FUND
                      AMSOUTH TAX-EXEMPT MONEY MARKET FUND
            AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND

                           XX XXXXXXXXXX XXXXXXXXXXXX

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) THROUGH (7) AND WILL AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE "FOR" PROPOSALS (1) THROUGH (7).




                             PROXY CARD 1 - PAGE 2

VOTE ON PROPOSALS

                                 PROPOSAL                                                   VOTE

                                                                              FOR         AGAINST         ABSTAIN
(1)        To Authorize  AmSouth  Funds' Board of Trustees to Amend AmSouth   [   ]        [   ]           [   ]
           Funds' Declaration of Trust;

(2A)       To Approve the  Elimination  of a  Fundamental  Policy on Margin   [   ]        [   ]           [   ]
           Purchases   and  Adopt  a   Non-Fundamental   Policy  on  Margin
           Purchases;

(2B)       To Approve  the  Elimination  of a  Fundamental  Policy on Short   [   ]        [   ]           [   ]
           Sales and Adopt a Non-Fundamental Policy on Short Sales;

(2C)       To Approve  the  Elimination  of a  Fundamental  Policy on Joint   [   ]        [   ]           [   ]
           Trading Activities;

(2D)       To Approve the Elimination of a Fundamental  Policy on Investing   [   ]        [   ]           [   ]
           in Oil, Gas or Mineral Exploration or Development Programs;

(2E)       To  Approve  the   Elimination   of  a  Fundamental   Policy  on   [   ]        [   ]           [   ]
           Investments in Other Investment Companies;

(2F)       To  Approve  the   Elimination   of  a  Fundamental   Policy  on   [   ]        [   ]           [   ]
           Investments for the Purpose of Exercising Control or Management;

(2G)       To  Approve  the  Elimination  of a  Fundamental  Policy on Fund   [   ]        [   ]           [   ]
           Ownership of Securities  Also Owned by Directors and Officers of
           Each Fund or Its Investment Advisor;

(2H)       To Approve the Elimination of a Fundamental  Policy on Investing   [   ]        [   ]           [   ]
           in Securities of Newly-Formed Issuers;

(2I)       To Approve the Modification of a Fundamental Policy on Borrowing;  [   ]        [   ]           [   ]

(2J)       To  Approve  the   Elimination   of  a  Fundamental   Policy  on   [   ]        [   ]           [   ]
           Mortgaging or Pledging Securities;



                             PROXY CARD 1 - PAGE 3

                                 PROPOSAL                                                   VOTE

                                                                              FOR         AGAINST         ABSTAIN

(2K)       To Approve the  Modification of a Fundamental  Policy on Lending   [   ]        [   ]           [   ]
           to Permit Participation in an Inter-Fund Lending Program;

(5)        To  Approve  a Policy  to Permit  the  Advisor  and the Board of   [   ]        [   ]           [   ]
           Trustees  to  Enter  Into,  or  Materially   Amend,   Investment
           Sub-Advisory Agreements Without Obtaining Shareholder Approval;

(6)        To Approve an Amended Investment  Advisory Agreement Between the   [   ]        [   ]           [   ]
           Advisor and AmSouth Funds;

(7)        To Elect a Board of Trustees;                                      [   ]        [   ]           [   ]

(8)        To Consider  and Act Upon Any Other  Business  That May Properly   [   ]        [   ]           [   ]
           Come Before the Meeting or Any Adjournments Thereof.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


--------------------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                                  Date


--------------------------------------------------------------------------------
Signature (Joint Owner)                                                 Date



                             PROXY CARD 1 - PAGE 4

AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
   AND
ADDRESS]

                           AMSOUTH SELECT EQUITY FUND
                         AMSOUTH GOVERNMENT INCOME FUND
                           AMSOUTH MUNICIPAL BOND FUND
                         AMSOUTH FLORIDA TAX-EXEMPT FUND

                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                OCTOBER 15, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

         The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the above-mentioned Funds on October 15, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


         PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

TO VOTE BY TOLL-FREE TELEPHONE CALL:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Call 1-800-890-6903.

         3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

TO VOTE ON THE INTERNET:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Go to the website www.proxyvote.com.

         3) Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.



                             PROXY CARD 2 - PAGE 1

TO VOTE BY MAIL:

         1)    Read the Proxy Statement.

         2)    Check the appropriate boxes on the Proxy Card below.

         3)    Sign and date the Proxy Card.

         4)    Return the Proxy Card promptly in the envelope provided.


*DO NOT MAIL THE PROXY CARD IF YOU ARE VOTING ON THE INTERNET OR BY TELEPHONE.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

         - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           AMSOUTH SELECT EQUITY FUND
                         AMSOUTH GOVERNMENT INCOME FUND
                           AMSOUTH MUNICIPAL BOND FUND
                         AMSOUTH FLORIDA TAX-EXEMPT FUND

                           XX XXXXXXXXXX XXXXXXXXXXXX

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) THROUGH (7) AND WILL AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE "FOR" PROPOSALS (1) THROUGH (7).

VOTE ON PROPOSALS

                                 PROPOSAL                                                   VOTE

                                                                               FOR        AGAINST         ABSTAIN
(1)        To Authorize  AmSouth  Funds' Board of Trustees to Amend AmSouth   [   ]        [   ]           [   ]
           Funds' Declaration of Trust;

(2A)       To Approve the  Elimination  of a  Fundamental  Policy on Margin   [   ]        [   ]           [   ]
           Purchases   and  Adopt  a   Non-Fundamental   Policy  on  Margin
           Purchases;

(2B)       To Approve  the  Elimination  of a  Fundamental  Policy on Short   [   ]        [   ]           [   ]
           Sales and Adopt a Non-Fundamental Policy on Short Sales;



                             PROXY CARD 2 - PAGE 2

                                 PROPOSAL                                                   VOTE

                                                                               FOR        AGAINST         ABSTAIN

(2C)       To Approve  the  Elimination  of a  Fundamental  Policy on Joint   [   ]        [   ]           [   ]
           Trading Activities;

(2D)       To Approve the Elimination of a Fundamental  Policy on Investing   [   ]        [   ]           [   ]
           in Oil, Gas or Mineral Exploration or Development Programs;

(2E)       To  Approve  the   Elimination   of  a  Fundamental   Policy  on   [   ]        [   ]           [   ]
           Investments in Other Investment Companies;

(2F)       To  Approve  the   Elimination   of  a  Fundamental   Policy  on   [   ]        [   ]           [   ]
           Investments for the Purpose of Exercising Control or Management;

(2G)       To  Approve  the  Elimination  of a  Fundamental  Policy on Fund   [   ]        [   ]           [   ]
           Ownership of Securities  Also Owned by Directors and Officers of
           Each Fund or Its Investment Advisor;

(2H)       To Approve the Elimination of a Fundamental  Policy on Investing   [   ]        [   ]           [   ]
           in Securities of Newly-Formed Issuers;

(5)        To  Approve  a Policy  to Permit  the  Advisor  and the Board of   [   ]        [   ]           [   ]
           Trustees  to  Enter  Into,  or  Materially   Amend,   Investment
           Sub-Advisory Agreements Without Obtaining Shareholder Approval;

(6)        To Approve an Amended Investment  Advisory Agreement Between the   [   ]        [   ]           [   ]
           Advisor and AmSouth Funds;

(7)        To Elect a Board of Trustees;                                      [   ]        [   ]           [   ]

(8)        To Consider  and Act Upon Any Other  Business  That May Properly   [   ]        [   ]           [   ]
           Come Before the Meeting or Any Adjournments Thereof.



                             PROXY CARD 2 - PAGE 3

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


--------------------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                                  Date


--------------------------------------------------------------------------------
Signature (Joint Owner)                                                 Date




                             PROXY CARD 2 - PAGE 4

AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
   AND
ADDRESS]

                        AMSOUTH INTERNATIONAL EQUITY FUND

                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                OCTOBER 15, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

         The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the above-mentioned Fund on October 15, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


         PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

TO VOTE BY TOLL-FREE TELEPHONE CALL:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Call 1-800-890-6903.

         3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

TO VOTE ON THE INTERNET:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Go to the website www.proxyvote.com.

         3) Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.



                             PROXY CARD 3 - PAGE 1

TO VOTE BY MAIL:

         1)    Read the Proxy Statement.

         2)    Check the appropriate boxes on the Proxy Card below.

         3)    Sign and date the Proxy Card.

         4)    Return the Proxy Card promptly in the envelope provided.


*DO NOT MAIL THE PROXY CARD IF YOU ARE VOTING ON THE INTERNET OR BY TELEPHONE.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

         - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                        AMSOUTH INTERNATIONAL EQUITY FUND

                           XX XXXXXXXXXX XXXXXXXXXXXX

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) THROUGH (7) AND WILL AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE "FOR" PROPOSALS (1) THROUGH (7).

VOTE ON PROPOSALS

                                 PROPOSAL                                                   VOTE

                                                                               FOR        AGAINST         ABSTAIN
(1)        To Authorize  AmSouth  Funds' Board of Trustees to Amend AmSouth   [   ]        [   ]           [   ]
           Funds' Declaration of Trust;

(2A)       To Approve the  Elimination  of a  Fundamental  Policy on Margin   [   ]        [   ]           [   ]
           Purchases   and  Adopt  a   Non-Fundamental   Policy  on  Margin
           Purchases;

(2B)       To Approve  the  Elimination  of a  Fundamental  Policy on Short   [   ]        [   ]           [   ]
           Sales and Adopt a Non-Fundamental Policy on Short Sales;

(2C)       To Approve  the  Elimination  of a  Fundamental  Policy on Joint   [   ]        [   ]           [   ]
           Trading Activities;



                             PROXY CARD 3 - PAGE 2

                                 PROPOSAL                                                   VOTE

                                                                               FOR        AGAINST         ABSTAIN

(2D)       To Approve the Elimination of a Fundamental  Policy on Investing   [   ]        [   ]           [   ]
           in Oil, Gas or Mineral Exploration or Development Programs;

(2H)       To Approve the Elimination of a Fundamental  Policy on Investing   [   ]        [   ]           [   ]
           in Securities of Newly-Formed Issuers;

(2K)       To Approve the  Modification of a Fundamental  Policy on Lending   [   ]        [   ]           [   ]
           to Permit Participation in an Inter-Fund Lending Program;

(4)        FOR AMSOUTH  INTERNATIONAL  EQUITY FUND  SHAREHOLDERS  ONLY:  To   [   ]        [   ]           [   ]
           Approve  an  Investment   Sub-Advisory   Agreement  Between  the
           Advisor and  Dimensional  Fund  Advisors  Inc.  with  Respect to
           AmSouth International Equity Fund;

(5)        To  Approve  a Policy  to Permit  the  Advisor  and the Board of   [   ]        [   ]           [   ]
           Trustees  to  Enter  Into,  or  Materially   Amend,   Investment
           Sub-Advisory Agreements Without Obtaining Shareholder Approval;

(6)        To Approve an Amended Investment  Advisory Agreement Between the   [   ]        [   ]           [   ]
           Advisor and AmSouth Funds;

(7)        To Elect a Board of Trustees;                                      [   ]        [   ]           [   ]

(8)        To Consider  and Act Upon Any Other  Business  That May Properly   [   ]        [   ]           [   ]
           Come Before the Meeting or Any Adjournments Thereof.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


--------------------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                                  Date


--------------------------------------------------------------------------------
Signature (Joint Owner)                                                 Date




                             PROXY CARD 3 - PAGE 3

AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
   AND
ADDRESS]

                             AMSOUTH LARGE CAP FUND

                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                OCTOBER 15, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

         The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the above-mentioned Fund on October 15, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


         PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

TO VOTE BY TOLL-FREE TELEPHONE CALL:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Call 1-800-890-6903.

         3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

TO VOTE ON THE INTERNET:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Go to the website www.proxyvote.com.

         3) Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.



                             PROXY CARD 4 - PAGE 1

TO VOTE BY MAIL:

         1)    Read the Proxy Statement.

         2)    Check the appropriate boxes on the Proxy Card below.

         3)    Sign and date the Proxy Card.

         4)    Return the Proxy Card promptly in the envelope provided.


*DO NOT MAIL THE PROXY CARD IF YOU ARE VOTING ON THE INTERNET OR BY TELEPHONE.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

         - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                             AMSOUTH LARGE CAP FUND

                           XX XXXXXXXXXX XXXXXXXXXXXX

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) THROUGH (7) AND WILL AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE "FOR" PROPOSALS (1) THROUGH (7).

VOTE ON PROPOSALS

                                 PROPOSAL                                                  VOTE

                                                                               FOR       AGAINST         ABSTAIN
(1)        To Authorize  AmSouth  Funds' Board of Trustees to Amend AmSouth   [   ]        [   ]           [   ]
           Funds' Declaration of Trust;

(2A)       To Approve the  Elimination  of a  Fundamental  Policy on Margin   [   ]        [   ]           [   ]
           Purchases   and  Adopt  a   Non-Fundamental   Policy  on  Margin
           Purchases;

(2B)       To Approve  the  Elimination  of a  Fundamental  Policy on Short   [   ]        [   ]           [   ]
           Sales and Adopt a Non-Fundamental Policy on Short Sales;

(2C)       To Approve  the  Elimination  of a  Fundamental  Policy on Joint   [   ]        [   ]           [   ]
           Trading Activities;



                             PROXY CARD 4 - PAGE 2

                                 PROPOSAL                                                  VOTE

                                                                               FOR       AGAINST         ABSTAIN

(2D)       To Approve the Elimination of a Fundamental  Policy on Investing   [   ]        [   ]           [   ]
           in Oil, Gas or Mineral Exploration or Development Programs;

(2K)       To Approve the  Modification of a Fundamental  Policy on Lending   [   ]        [   ]           [   ]
           to Permit Participation in an Inter-Fund Lending Program;

(2L)       To Approve the Modification of the Fund's Investment Objective;    [   ]        [   ]           [   ]

(5)        To  Approve  a Policy  to Permit  the  Advisor  and the Board of   [   ]        [   ]           [   ]
           Trustees  to  Enter  Into,  or  Materially   Amend,   Investment
           Sub-Advisory Agreements Without Obtaining Shareholder Approval;

(6)        To Approve an Amended Investment  Advisory Agreement Between the   [   ]        [   ]           [   ]
           Advisor and AmSouth Funds;

(7)        To Elect a Board of Trustees;                                      [   ]        [   ]           [   ]

(8)        To Consider  and Act Upon Any Other  Business  That May Properly   [   ]        [   ]           [   ]
           Come Before the Meeting or Any Adjournments Thereof.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


--------------------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                                  Date


--------------------------------------------------------------------------------
Signature (Joint Owner)                                                 Date



                             PROXY CARD 4 - PAGE 3

AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
   AND
ADDRESS]

                              AMSOUTH MID CAP FUND

                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                OCTOBER 15, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

         The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the above-mentioned Fund on October 15, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


         PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

TO VOTE BY TOLL-FREE TELEPHONE CALL:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Call 1-800-890-6903.

         3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

TO VOTE ON THE INTERNET:

1)       Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Go to the website www.proxyvote.com.

         3) Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.



                             PROXY CARD 5 - PAGE 1

TO VOTE BY MAIL:

         1)    Read the Proxy Statement.

         2)    Check the appropriate boxes on the Proxy Card below.

         3)    Sign and date the Proxy Card.

         4)    Return the Proxy Card promptly in the envelope provided.


*DO NOT MAIL THE PROXY CARD IF YOU ARE VOTING ON THE INTERNET OR BY TELEPHONE.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

        - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                              AMSOUTH MID CAP FUND

                           XX XXXXXXXXXX XXXXXXXXXXXX

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) THROUGH (7) AND WILL AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE "FOR" PROPOSALS (1) THROUGH (7).

VOTE ON PROPOSALS

                                 PROPOSAL                                                  VOTE

                                                                               FOR       AGAINST         ABSTAIN
(1)        To Authorize  AmSouth  Funds' Board of Trustees to Amend AmSouth   [   ]        [   ]           [   ]
           Funds' Declaration of Trust;

(2A)       To Approve the  Elimination  of a  Fundamental  Policy on Margin   [   ]        [   ]           [   ]
           Purchases   and  Adopt  a   Non-Fundamental   Policy  on  Margin
           Purchases;

(2B)       To Approve  the  Elimination  of a  Fundamental  Policy on Short   [   ]        [   ]           [   ]
           Sales and Adopt a Non-Fundamental Policy on Short Sales;

(2C)       To Approve  the  Elimination  of a  Fundamental  Policy on Joint   [   ]        [   ]           [   ]
           Trading Activities;



                             PROXY CARD 5 - PAGE 2

                                 PROPOSAL                                                  VOTE

                                                                               FOR       AGAINST         ABSTAIN

(2D)       To Approve the Elimination of a Fundamental  Policy on Investing   [   ]        [   ]           [   ]
           in Oil, Gas or Mineral Exploration or Development Programs;

(2E)       To  Approve  the   Elimination   of  a  Fundamental   Policy  on   [   ]        [   ]           [   ]
           Investments in Other Investment Companies;

(2F)       To  Approve  the   Elimination   of  a  Fundamental   Policy  on   [   ]        [   ]           [   ]
           Investments for the Purpose of Exercising Control or Management;

(2K)       To Approve the  Modification of a Fundamental  Policy on Lending   [   ]        [   ]           [   ]
           to Permit Participation in an Inter-Fund Lending Program;

(3)        FOR  AMSOUTH  MID CAP FUND  SHAREHOLDERS  ONLY:  To  Approve  an   [   ]        [   ]           [   ]
           Investment   Sub-Advisory   Agreement   Between  AmSouth Invest-
           ment   Management  Company,  LLC  (the  "Advisor") and  OakBrook
           Investments, LLC with Respect to AmSouth Mid Cap Fund;

(5)        To  Approve  a Policy  to Permit  the  Advisor  and the Board of   [   ]        [   ]           [   ]
           Trustees  to  Enter  Into,  or  Materially   Amend,   Investment
           Sub-Advisory Agreements Without Obtaining Shareholder Approval;

(6)        To Approve an Amended Investment  Advisory Agreement Between the   [   ]        [   ]           [   ]
           Advisor and AmSouth Funds;

(7)        To Elect a Board of Trustees;                                      [   ]        [   ]           [   ]

(8)        To Consider  and Act Upon Any Other  Business  That May Properly   [   ]        [   ]           [   ]
           Come Before the Meeting or Any Adjournments Thereof.

                             PROXY CARD 5 - PAGE 3

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.



--------------------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                                  Date


--------------------------------------------------------------------------------
Signature (Joint Owner)                                                 Date












                             PROXY CARD 5 - PAGE 4

AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
   AND
ADDRESS]

                           AMSOUTH CAPITAL GROWTH FUND
                    AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND
                        AMSOUTH TENNESSEE TAX-EXEMPT FUND
                 AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND
                   AMSOUTH TREASURY RESERVE MONEY MARKET FUND
            AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO
                 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO
            AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO
       AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO

                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                OCTOBER 15, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

         The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the above-mentioned Funds on October 15, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


         PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

TO VOTE BY TOLL-FREE TELEPHONE CALL:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Call 1-800-890-6903.

         3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.



                             PROXY CARD 6 - PAGE 1

TO VOTE ON THE INTERNET:

         1)    Read the Proxy Statement and have the Proxy Card below at hand.

         2)    Go to the website www.proxyvote.com.

         3) Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.

TO VOTE BY MAIL:

         1)    Read the Proxy Statement.

         2)    Check the appropriate boxes on the Proxy Card below.

         3)    Sign and date the Proxy Card.

         4)    Return the Proxy Card promptly in the envelope provided.


*DO NOT MAIL THE PROXY CARD IF YOU ARE VOTING ON THE INTERNET OR BY TELEPHONE.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

         - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           AMSOUTH CAPITAL GROWTH FUND
                    AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND
                        AMSOUTH TENNESSEE TAX-EXEMPT FUND
                 AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND
                   AMSOUTH TREASURY RESERVE MONEY MARKET FUND
            AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO
                 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO
            AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO
       AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO

                           XX XXXXXXXXXX XXXXXXXXXXXX

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) THROUGH (7) AND WILL AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE "FOR" PROPOSALS (1) THROUGH (7).





                             PROXY CARD 6 - PAGE 2

VOTE ON PROPOSALS

                                 PROPOSAL                                                  VOTE

                                                                               FOR       AGAINST         ABSTAIN
(1)        To Authorize  AmSouth  Funds' Board of Trustees to Amend AmSouth   [   ]        [   ]           [   ]
           Funds' Declaration of Trust;

(2A)       To Approve the  Elimination  of a  Fundamental  Policy on Margin   [   ]        [   ]           [   ]
           Purchases   and  Adopt  a   Non-Fundamental   Policy  on  Margin
           Purchases;

(2B)       To Approve  the  Elimination  of a  Fundamental  Policy on Short   [   ]        [   ]           [   ]
           Sales and Adopt a Non-Fundamental Policy on Short Sales;

(2C)       To Approve  the  Elimination  of a  Fundamental  Policy on Joint   [   ]        [   ]           [   ]
           Trading Activities;

(2D)       To Approve the Elimination of a Fundamental  Policy on Investing   [   ]        [   ]           [   ]
           in Oil, Gas or Mineral Exploration or Development Programs;

(2K)       To Approve the  Modification of a Fundamental  Policy on Lending   [   ]        [   ]           [   ]
           to Permit Participation in an Inter-Fund Lending Program;

(5)        To  Approve  a Policy  to Permit  the  Advisor  and the Board of   [   ]        [   ]           [   ]
           Trustees  to  Enter  Into,  or  Materially   Amend,   Investment
           Sub-Advisory Agreements Without Obtaining Shareholder Approval;

(6)        To Approve an Amended Investment  Advisory Agreement Between the   [   ]        [   ]           [   ]
           Advisor and AmSouth Funds;

(7)        To Elect a Board of Trustees;                                      [   ]        [   ]           [   ]

(8)        To Consider  and Act Upon Any Other  Business  That May Properly   [   ]        [   ]           [   ]
           Come Before the Meeting or any Adjournments Thereof.



                             PROXY CARD 6 - PAGE 3

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.



--------------------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                                  Date


--------------------------------------------------------------------------------
Signature (Joint Owner)                                                 Date
















                             PROXY CARD 6 - PAGE 4